UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Angel Oak Financial Strategies Income Term Trust

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

3344 Peachtree Road NE, Suite 1725

Atlanta, Georgia 30326

(404) 953-4900

Dear Shareholder:	May 24, 2022

The annual meeting of shareholders (with any postponements or adjournments, the “Meeting”) of Angel Oak Financial Strategies Income Term Trust (the “Fund”), a Delaware statutory trust, is scheduled to be held at the offices of Angel Oak Capital Advisors, LLC, located at 145 W 57th Street, 19th Floor, New York, NY 10019, on June 30, 2022, at 1:00 p.m. Eastern Time, to vote on each of the proposals below (the “Proposals”):

Proposal 1: To approve the issuance of additional common shares of beneficial interest of the Fund in connection with the reorganization of Angel Oak Dynamic Financial Strategies Income Term Trust, another closed-end fund, with and into the Fund.

Proposal 2: To amend the Fund’s Declaration of Trust to extend the termination date of the Fund from May 31, 2031, to June 30, 2035.

Proposal 3: To elect Andrea N. Mullins and Keith M. Schappert as the Class II Trustees of the Board of Trustees of the Fund.

The Proposals are each described in more detail in the enclosed Proxy Statement. We encourage you to review this information carefully.

After careful consideration, the Board of Trustees of the Fund recommends that you vote “FOR” each of the Proposals.

The enclosed materials explain each of the Proposals in more detail, and you are encouraged to review them carefully. Although you are welcome to attend the Meeting in person, most shareholders find it more convenient to vote their shares by proxy. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Meeting. You may vote using one of the methods below by following the instructions on your proxy card:

•	By touch-tone telephone;

•	By internet;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Meeting.

If you do not vote using one of these methods, you may be contacted by Okapi Partners LLC, the Fund’s proxy solicitor, to vote your shares over the phone.

The Fund is sensitive to the health and travel concerns the Fund’s shareholders may have and the protocols that federal, state and local governments may impose. Due to COVID-19, the date, time, location or means of conducting the Meeting may change. In the event of such a change, the Fund will announce alternative arrangements for the Meeting as promptly as practicable, which may include holding the Meeting by means of remote communication, among other steps, but the Fund may not deliver additional soliciting materials to shareholders or otherwise amend the Fund’s proxy materials. The Fund plans to announce these changes, if any, at angeloakcapital.com/fins and encourages you to check this website prior to the Meeting if you plan to attend.

As always, we appreciate your support.

Sincerely,

/s/ Dory S. Black

Dory S. Black, Esq.

President, Angel Oak Financial Strategies Income Term Trust

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

3344 Peachtree Road NE, Suite 1725

Atlanta, Georgia 30326

(404) 953-4900

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 30, 2022

Notice is hereby given that the annual meeting of shareholders (with any postponements or adjournments, the “Meeting”) of Angel Oak Financial Strategies Income Term Trust (the “Fund”), a Delaware statutory trust, is scheduled to be held at the offices of Angel Oak Capital Advisors, LLC, located at 145 W 57th Street, 19th Floor, New York, NY 10019, on June 30, 2022, at 1:00 p.m. Eastern Time, to vote on each of the proposals below (the “Proposals”).

Proposal 1: To approve the issuance of additional common shares of beneficial interest of the Fund in connection with the reorganization of Angel Oak Dynamic Financial Strategies Income Term Trust, another closed-end fund, with and into the Fund.

Proposal 2: To amend the Fund’s Declaration of Trust to extend the termination date of the Fund from May 31, 2031, to June 30, 2035.

Proposal 3: To elect Andrea N. Mullins and Keith M. Schappert as the Class II Trustees of the Board of Trustees of the Fund.

Shareholders of record as of the close of business on April 14, 2022, the record date (the “Record Date”), are entitled to notice of, and to vote at, the Meeting.

Whether or not you are planning to attend the Meeting, please vote prior to 11:59 p.m. Eastern Time on June 29, 2022. Voting is quick and easy. Voting by proxy will not prevent you from voting your shares in person at the Meeting. If you hold shares through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions. You may revoke your proxy by (1) giving written notice of the revocation to the Fund at c/o Angel Oak Capital Advisors, LLC, 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326, stating that the proxy is revoked; (2) a subsequent proxy executed by such shareholder; or (3) attending the Meeting and voting in person.

The Fund is sensitive to the health and travel concerns the Fund’s shareholders may have and the protocols that federal, state and local governments may impose. Due to COVID-19, the date, time, location or means of conducting the Meeting may change. In the event of such a change, the Fund will announce alternative arrangements for the Meeting as promptly as practicable, which may include holding the Meeting by means of remote communication, among other steps, but the Fund may not deliver additional soliciting materials to shareholders or otherwise amend the Fund’s proxy materials. The Fund plans to announce these changes, if any, at angeloakcapital.com/fins and encourages you to check this website prior to the Meeting if you plan to attend.

PLEASE VOTE USING THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED PROXY CARD.

Important Notice Regarding Internet Availability of Proxy Materials for the Meeting to be Held on June 30, 2022:

The Proxy Statement, the Notice of the Meeting, any accompanying materials and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders are available to you on the Internet at www.okapivote.com/angeloak.

QUESTIONS & ANSWERS

The following is a summary of more complete information appearing later in the attached Proxy Statement. You should carefully read the entire Proxy Statement because it contains details that are not in the Questions and Answers.

Overview:

Q:	Why is a shareholder meeting being held?

A:

With respect to Proposal 1, you are being asked to approve the issuance of additional common shares of beneficial interest (“common shares”) of the Fund in connection with the transfer of all of the assets of the Angel Oak Dynamic Financial Strategies Income Term Trust (the “Acquired Fund”), a Delaware statutory trust, with and into the Fund in exchange solely for newly issued common shares of the Fund, the assumption by the Fund of the accrued and unpaid liabilities of the Acquired Fund, the distribution of the shares of the Fund to the shareholders of the Acquired Fund and complete liquidation of the Acquired Fund (the “Reorganization”). The purpose of this proposal is to enable the Fund to have a sufficient number of common shares to issue to the Acquired Fund to effect the Reorganization, which is expected to occur on or about July 29, 2022.

The Acquired Fund and the Fund (together, the “Funds”) are each a closed-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), with identical investment objectives, principal investment strategies and principal risks and materially similar investment restrictions and policies. It is anticipated that the Fund would be the accounting and performance survivor of the Reorganization. The Fund as it would exist after the Reorganization is referred to as the “Combined Fund.”

With respect to Proposal 2, you are being asked to amend the Fund’s Declaration of Trust to extend the termination date of the Fund from May 31, 2031 to June 30, 2035. June 30, 2035 is the same Termination Date as the Acquired Fund’s Termination Date.

With respect to Proposal 3, you are being asked to elect Andrea N. Mullins and Keith M. Schappert as the Class II Trustees of the Board of Trustees of Fund (the “Board”).

Proposal 1:

Q:	Why is the vote of shareholders of the Fund being solicited in connection with the Reorganization?

A:

Although the Fund will continue its legal existence and operations after the Reorganization, the rules of the New York Stock Exchange (on which the Fund’s common shares are listed) require the Fund’s shareholders to approve the issuance of additional common shares in connection with the Reorganization.

Q:	How will the Reorganization affect the Fund and its shareholders?

A:

The Reorganization is expected to benefit the Fund’s shareholders in a number of important ways. First, the Reorganization is expected to provide greater opportunities to realize economies of scale by combining the Fund’s assets with the assets of the Acquired Fund resulting in a larger fund. If the Reorganization was consummated following the market close on March 31, 2022, the Reorganization would increase the Fund’s net assets by $81,445,754, an approximate 23.49% increase in the Fund’s net assets. As discussed in more detail below, the total annual operating expenses for the Fund and pro forma for the Combined Fund, assuming the Reorganization was consummated on January 31, 2022 (the Funds’ fiscal year end), are 3.23% and 3.01%, respectively.

Moreover, the additional assets may increase the market profile of the Fund. A heightened market profile may lead to increased trading volume of the Fund’s shares, which may result in tighter bid-ask spreads and better trade execution for the Fund’s shares when purchasing or selling the Fund’s shares after the Reorganization.

The increase in net assets of the Fund following the Reorganization also may achieve certain operating and administrative efficiencies, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade larger positions and additional sources of leverage (or more competitive leverage terms and more favorable transaction terms).

There can be no guarantee that any anticipated benefits will occur.

i

Q:	How will the fees and expenses of the Combined Fund compare to those of the Fund?

A:

The contractual advisory fee of the Acquired Fund is, and the Combined Fund would be, 1.35% of the Fund’s Managed Assets. Managed Assets are the average daily net assets, plus the amount of any borrowings for investment purposes. As a result, the advisory fee as a percentage of net assets can differ due to the amount of borrowings. The management fees for the Acquired Fund, the Fund and pro forma for the Combined Fund will vary based on the extent to which the Fund borrows for investment purposes. The management fees for the Fund and pro forma for the Combined Fund, based on the Funds’ average daily net assets, assuming the Reorganization was consummated on January 31, 2022, are 1.90% and 1.88%, respectively.

Following the consummation of the Reorganization, the pro forma total annual operating expense ratio of the Combined Fund is expected to be lower than the total annual operating expense ratio of the Fund. The total annual operating expenses for the Fund and pro forma for the Combined Fund, assuming the Reorganization was consummated on January 31, 2022, are 3.23% and 3.01%, respectively. Pro forma Combined Fund fees and expenses are estimated in good faith and are hypothetical. There can be no assurance that future expenses will not increase or that any estimated expense savings will be realized.

Please see “Fees and Expenses Table” in the Proxy Statement for additional information.

Q:	How will the Reorganization be effected?

A:

Assuming the Fund’s shareholders approve the issuance of Fund common shares, the Acquired Fund will transfer all of its assets to the Fund in exchange for common shares of the Fund, and the Fund will assume the accrued and unpaid liabilities of the Acquired Fund. Following the Reorganization, the Acquired Fund will be dissolved and terminated in accordance with its Declaration of Trust and Bylaws and the 1940 Act.

If the Reorganization is completed, shareholders of the Acquired Fund will become shareholders of the Fund. Holders of common shares of the Acquired Fund will receive newly issued common shares of the Fund, par value $0.001 per share, the aggregate net asset value (not the market value) of which will equal the aggregate net asset value (not the market value) of the common shares of the Acquired Fund held by Acquired Fund shareholders immediately prior to the Reorganization (although shareholders will receive cash for fractional shares). Completion of the Reorganization is not dependent on the approval of Proposal 2 or Proposal 3 by Fund shareholders.

Based on each Fund’s NAV as of April 30, 2022, the exchange ratio at which common shares of the Acquired Fund would have converted to common shares of the Combined Fund is 1.18 (i.e., assuming the Reorganization was consummated following the market close on April 30, 2022, an Acquired Fund shareholder would have received 1.18 shares of the Combined Fund for each Acquired Fund share held).

Shareholders of the Fund will remain shareholders of the Fund.

The Reorganization will be accounted for under the asset acquisition method of accounting under ASC 805-50. Under ASC 805-50-25-2, the entity that receives the net assets initially recognizes the assets and liabilities transferred at the date of transfer (i.e., the fair value of the assets acquired). Under ASC 805-50-30-3, the cost of a group of assets acquired in an asset acquisition is allocated to individual assets acquired or liabilities assumed based on their relative fair values and does not give rise to goodwill. There is no anticipated day one gain or loss. Any direct transaction costs associated with the transfer of the assets will be capitalized as a component of the costs of the assets acquired allocated on relative fair value basis.

Q:	At what prices have common shares of the Acquired Fund and common shares of the Fund historically traded?

A:

Common shares of each Fund have from time to time traded below their net asset values. As of April 30, 2022, the Acquired Fund common shares were trading at an 8.91% discount to its net asset value and the Fund common shares were trading at a 9.36% discount to its net asset value. There can be no assurance that, after the Reorganization, common shares of the Combined Fund will trade at, above or below net asset value. The market value of the common shares of the Combined Fund may be more or less than the market value of either the common shares of the Acquired Fund or the common shares of the Fund prior to the Reorganization.

Please see “Share Price Data” in the Proxy Statement for additional information.

Q:	Will my rights as a shareholder change as a result of the Reorganization?

A:	No. Your rights as a shareholder will not change as a result of the Reorganization.

Q:	Will the Reorganization impact Fund distributions to shareholders?

A:

The Fund currently pays a monthly distribution of $0.1085 per share. The Combined Fund expects to pay a monthly distribution of $0.1085 per share, which is the same as the monthly distribution of the Fund.

The Combined Fund intends to make its first distribution to shareholders in the month immediately following the Reorganization. In addition, the Combined Fund expects to follow the same frequency of payments as the Fund and make monthly distributions to shareholders.

Q:	Who will manage the Combined Fund’s portfolio?

A:

The Combined Fund will be managed by Angel Oak Capital Advisors, LLC, each Fund’s current adviser. The Acquired Fund’s current portfolio management team will be primarily responsible for the day-to-day management of the Combined Fund’s portfolio. The Acquired Fund’s portfolio management team consists of four portfolio managers, three of which comprise the portfolio management team for the Fund. Kevin Parks is on the portfolio management team for the Acquired Fund, but not the Fund, and would be on the portfolio management team for the Combined Fund.

Q:	Will there be any significant portfolio transitioning in connection with the Reorganization?

A:

It is anticipated that there will be no portfolio transitioning in connection with the Reorganization. Accordingly, there are expected to be no transaction costs (including brokerage commissions, transaction charges and related fees) associated with the Reorganization. To the extent there are any transaction costs, these will be borne by the Acquired Fund with respect to any portfolio transitioning conducted before the Reorganization and borne by the Combined Fund with respect to any portfolio transitioning conducted after the Reorganization.

Q:	Is the Reorganization expected to be taxable to shareholders of the Fund?

A:

No. The Reorganization is not expected to be a taxable event for shareholders of the Fund. The Reorganization is intended to be treated as a tax-free reorganization for U.S. federal income tax purposes.

Q:	What happens if the issuance of additional common shares by the Fund is not approved by the Fund shareholders?

A:

Completion of the Reorganization requires the approval of the issuance of Fund common shares by the Fund shareholders. If the issuance of the Fund’s common shares is not approved by shareholders of the Fund, the Reorganization will not be effected and the Fund’s common shares will not be issued.

Proposal 2:

Q:	Why are shareholders of the Fund being solicited to amend the Fund’s Declaration of Trust to extend the termination date of the Fund from May 31, 2031, to June 30, 2035?

A:

The Fund has a term pursuant to which the Fund will terminate on or before May 31, 2031 (the “Termination Date”); provided, that if the Board of the Fund believes that, under then-current market conditions, it is in the best interests of that Fund to do so, that Fund may extend the Termination Date: (i) once for up to one year, and (ii) once for up to an additional six months, in each case upon the affirmative vote of a majority of the Board of the Fund and without shareholder approval.

In addition, as of a date within twelve months preceding the Termination Date, the Board may cause the Fund to conduct a tender offer to all shareholders to purchase shares of the Fund at a price equal to the net asset value (“NAV”) per share on the expiration date of the tender offer (an “Eligible Tender Offer”). The Board has established that, following an Eligible Tender Offer, the Fund must have at least $100 million of net assets to ensure the continued viability of the Fund (the “Termination Threshold”). In an Eligible Tender Offer, the Fund will offer to purchase all shares held by each shareholder; provided, that if the number of properly tendered shares would result in the Fund’s net assets totaling less than the Termination Threshold, the Eligible Tender Offer will be terminated and no common shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Fund will begin (or continue) liquidating its portfolio and proceed to terminate on or before the Termination Date. An Eligible Tender Offer would be made, and shareholders would be notified thereof, in accordance with the requirements of the 1940 Act, the Securities Exchange Act of 1934 (the “Exchange Act”) and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the Exchange Act). If the number of properly tendered shares would result in the Fund’s net assets totaling greater than the Termination Threshold, all shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer.

The Board of the Fund, including the Independent Trustees, has approved the Amended and Restated Declaration of Trust of the Fund (“Amended Declaration of Trust”), a form of which is attached as Appendix B to this Proxy Statement, which extends the termination date of the Fund from May 31, 2031 to June 30, 2035. June 30, 2035 is the same Termination Date as the Acquired Fund’s Termination Date.

Q:	How will the Amended Declaration of Trust affect the Fund and its shareholders?

A:

The Amended Declaration of Trust will allow existing shareholders of the Fund, whose investments would otherwise be liquidated at the end of the Fund’s scheduled term, notwithstanding the Board causing the Fund to conduct an Eligible Tender Offer, the option to maintain their investment in the Fund longer.

However, the extension of the Fund’s term will expose the Fund to continued investment risk over the extended term after the originally scheduled dissolution date, which the Fund would not be exposed to without a term extension. These investment risks include, without limitation, market risk, interest rate risk, leverage risk and risks related to the Fund’s investments.

Additionally, the Adviser has a conflict of interest in recommending the Amended Declaration of Trust because the Adviser will receive a management fee from the Fund for a longer period of time than if the Fund’s Declaration of Trust was not amended to extend the term of the Fund.

Please see “PROPOSAL 2” in the Proxy Statement for more information.

Q:	Will the Amended Declaration of Trust result in any other changes to the Fund?

A:	No, the Amended Declaration of Trust will not result in any other changes to the Fund.

Q:	What happens if the Amended Declaration of Trust is not approved by the Fund shareholders?

A:

If the Amended Declaration of Trust is not approved by shareholders of the Fund, the Fund’s Declaration of Trust currently in effect will remain in effect and the Fund will terminate on or before May 31, 2031 unless extended by the Board as described above. Completion of the Reorganization is not dependent on the approval of the Amended Declaration of Trust by Fund shareholders.

If the Amended Declaration of Trust is approved by shareholders of the Fund but the Reorganization is not consummated, the Termination Date of the Fund will be extended to June 30, 2035, pursuant to the Amended Declaration of Trust. Extension of the Fund’s term is not dependent on the approval of the Reorganization by Fund shareholders.

Proposal 3:

Q:	Why are shareholders of the Fund being solicited to elect the Class II Trustees of the Board?

A:	Andrea N. Mullins and Keith M. Schappert were elected by the initial shareholder of the Fund as the Class II Trustees. The term of office of the Class II Trustees expires on the date of the Meeting.

The Board, including the trustees who are not “interested persons” of the Fund (as defined in the 1940 Act) (the “Independent Trustees”), upon the recommendation of the Fund’s Nominating and Governance Committee, which is comprised solely of the Independent Trustees, has nominated each of Ms. Mullins and Mr. Schappert to serve as the Class II Trustees for a three-year term expiring in 2025 or until his or her successor is duly elected.

Other:

Q:	Who will pay for the costs associated with the Meeting and the Reorganization?

A:

The Funds will bear expenses incurred in connection with the Reorganization, including Meeting expenses. Each Fund will bear expenses directly attributable to such Fund, and the Funds will each bear its pro rata portion of expenses attributable to both Funds based on the Funds’ relative net assets. The expenses of the Meeting and the Reorganization are estimated to be $82,600 and $283,000, respectively. The Funds will bear expenses incurred in connection with the Reorganization, whether or not the Reorganization is consummated.

Q:	How does the Board suggest that I vote?

A:	After careful consideration, the Board recommends that you vote “FOR” each of the Proposals.

Q:	How do I vote my proxy?

A:

If your shares are held in “street name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to cast your votes. If you are shareholders of record, you may authorize a proxy to vote your shares by mail, phone, or internet or you may vote in person at the Meeting. To authorize a proxy to vote your shares by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to authorize a proxy to vote your shares by phone or internet, please refer to the instructions found on the proxy card accompanying the Proxy Statement. To authorize a proxy to vote your shares by phone or internet, you will need the “control number” that appears on the proxy card.

Q:	Whom do I contact for further information?

A:	If you need any assistance or have any questions regarding the proposals or how to vote your shares, please call Okapi Partners LLC toll-free at (877) 285-5990.

Please complete, sign and return the enclosed proxy card in the enclosed envelope. You may proxy vote by internet or telephone in accordance with the instructions set forth on the enclosed proxy card. No postage is required if mailed in the United States.

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

3344 Peachtree Road NE, Suite 1725

Atlanta, Georgia 30326

(404) 953-4900

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 30, 2022

This Proxy Statement is furnished to you as a common shareholder of the Angel Oak Financial Strategies Income Term Trust (the “Fund”), a Delaware statutory trust and closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The annual meeting (with any postponements or adjournments, the “Meeting”) of shareholders of the Fund is scheduled to be held at the offices of Angel Oak Capital Advisors, LLC, located at 145 W 57th Street, 19th Floor, New York, NY 10019, on June 30, 2022, at 1:00 p.m. Eastern Time, to vote on each of the proposals below (the “Proposals”):

Proposal 1: To approve the issuance of additional common shares of beneficial interest of the Fund in connection with the reorganization of Angel Oak Dynamic Financial Strategies Income Term Trust (the “Acquired Fund”), another closed-end fund, with and into the Fund (the “Reorganization”).

Proposal 2: To amend the Fund’s Declaration of Trust to extend the termination date of the Fund from May 31, 2031, to June 30, 2035.

Proposal 3: To elect Andrea N. Mullins and Keith M. Schappert as the Class II Trustees of the Board of Trustees of the Fund.

If you are unable to attend the Meeting, the Board of Trustees of the Fund requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the internet. This Proxy Statement and accompanying enclosures will be first sent to shareholders on or about May 27, 2022.

Shareholders of record as of the close of business on April 14, 2022, the record date (the “Record Date”), are entitled to notice of, and to vote at, the Meeting.

The common shares of the Fund are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “FINS” and will continue to be so listed following the Reorganization. The common shares of the Acquired Fund are listed on the NYSE under the ticker symbol “DYFN.”

The Board of Trustees of the Fund believes that the Reorganization may benefit the Fund and its shareholders, including through potential economies of scale, improved secondary market trading and certain operating and administrative efficiencies.

After careful consideration, the Board of Trustees of the Fund recommends that you vote “FOR” each of the Proposals.

The Annual Reports to shareholders of the Fund and the Acquired Fund for the fiscal period ended January 31, 2022, and any more recent reports for the Fund and the Acquired Fund filed after the date hereof, may be obtained without charge:

By Phone:	(855) 751-4324
By Mail:	Angel Oak Funds
c/o U.S. Bank Global Fund Services P.O. Box 701
Milwaukee, WI 53201-0701
By Internet:	www.angeloakcapital.com

The Fund and the Acquired Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the Securities and Exchange Commission (“SEC”). You also may view or obtain the foregoing documents from the SEC:

By e-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

This Proxy Statement sets forth concisely the information that shareholders of the Fund should know before voting on the Proposals. Please read it carefully and retain it for future reference. No person has been authorized to give any information or make any representation not contained in this Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized.

THE SEC HAS NOT APPROVED OR DISAPPROVED THE FUND’S SHARES TO BE ISSUED IN THE REORGANIZATION OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROPOSAL 1: TO APPROVE THE ISSUANCE OF ADDITIONAL COMMON SHARES OF BENEFICIAL INTEREST OF THE FUND IN CONNECTION WITH THE REORGANIZATION OF ANGEL OAK DYNAMIC FINANCIAL STRATEGIES INCOME TERM TRUST, ANOTHER CLOSED-END FUND, WITH AND INTO THE FUND

General

The Board of Trustees of each of the Acquired Fund and the Fund (together, the “Funds”), including the trustees who are not “interested persons” of the respective Fund (as defined in the 1940 Act) (the “Independent Trustees”), have approved the Agreement and Plan of Reorganization (the “Reorganization Agreement”), a form of which is attached as Appendix A to this Proxy Statement. For purposes of this Proxy Statement, the Fund as it would exist after the Reorganization is referred to as the “Combined Fund.”

Subject to shareholder approval of the issuance of Fund common shares by the shareholders of the Fund, the Reorganization Agreement provides for:

•	the transfer of all of the assets of the Acquired Fund to the Fund, in exchange solely for shares of the Fund;

•	assumption by the Fund of the accrued and unpaid liabilities of the Acquired Fund;

•	the distribution of common shares of the Fund to the shareholders of the Acquired Fund (or cash in lieu of fractional shares); and

•	the complete liquidation of the Acquired Fund.

It is expected that the Reorganization will occur on or about July 29, 2022.

The aggregate net asset value (not the market value) of Fund common shares received by the shareholders of the Acquired Fund in the Reorganization would equal the aggregate net asset value (not the market value) of the Acquired Fund common shares held immediately prior to the Reorganization (although shareholders will receive cash for fractional shares). Completion of the Reorganization is not dependent on the approval of Proposal 2 or Proposal 3 by Fund shareholders. The market value of the common shares of the Combined Fund may be more or less than the market value of either the common shares of the Acquired Fund or the common shares of the Fund prior to the Reorganization.

It is anticipated that there will be no portfolio transitioning in connection with the Reorganization. Accordingly, there are expected to be no transaction costs (including brokerage commissions, transaction charges and related fees) associated with the Reorganization. To the extent there are any transaction costs, these will be borne by the Acquired Fund with respect to any portfolio transitioning conducted before the Reorganization and borne by the Combined Fund with respect to any portfolio transitioning conducted after the Reorganization.

The Funds are substantially similar. Each Fund’s investment adviser is Angel Oak Capital Advisors, LLC (the “Adviser” or “Angel Oak”). The Acquired Fund’s portfolio management team primarily responsible for the day-to-day management of the Acquired Fund’s portfolio consists of four portfolio managers, three of which comprise the Fund’s portfolio management team primarily responsible for the day-to-day management of the Fund. Kevin Parks is on the portfolio management team for the Acquired Fund, but not the Fund, and would be on the portfolio management team for the Combined Fund. The Acquired Fund and the Fund have identical investment objectives, principal investment strategies and principal risks and the Funds’ investment restrictions and policies are materially similar.

Each Fund is governed by a Board of Trustees (each, a “Board”). The Board of the Acquired Fund has six Trustees, four of whom are Independent Trustees. The Board of the Fund has five Trustees, four of whom are Independent Trustees. Each Board consists of the same Independent Trustees.

Each Fund’s Declaration of Trust and By-Laws are materially similar.

Each Fund is a closed-end management investment company registered under the 1940 Act. Each Fund is a Delaware statutory trust. The Acquired Fund is a diversified management investment company, whereas the Fund is a non-diversified management investment company. The Fund has been operating as a diversified management investment company since its inception and, if the Fund continues to do so until May 31, 2022, the Fund will become a de facto diversified management investment company on such date. A non-diversified fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. Consequently, the securities of a particular issuer or a small number of issuers may constitute a significant portion of the fund’s investment portfolio. Each Fund’s common shares are listed on the NYSE.

Each Fund has a term pursuant to which the Acquired Fund will terminate on or before June 30, 2035, and whereas the Fund will terminate on or before May 31, 2031 (each, a “Termination Date”); provided, that if the Board of the applicable Fund believes that, under then-current market conditions, it is in the best interests of that Fund to do so, that Fund may extend the Termination Date: (i) once for up to one year, and (ii) once for up to an additional six months, in each case upon the affirmative vote of a majority of the Board of such Fund and without shareholder approval. Separately from Proposal 1, the shareholders of the Fund are being asked to amend of the Fund’s Declaration of Trust to extend the termination date of the Fund from May 31, 2031, to June 30, 2035, which is the same termination date as the Acquired Fund. Please see Proposal 2.

Each Fund may use leverage to the extent permitted by the 1940 Act. As of January 31, 2022, the Acquired Fund had 27.74% aggregate financial leverage from reverse repurchase agreements as a percentage of its total assets. As of the same date, the Fund had 27.97% aggregate financial leverage from the issuance of unsecured senior notes and reverse repurchase agreements as a percentage of its total assets. The Fund uses leverage primarily in the form of the issuance of senior unsecured notes and reverse repurchase agreements. Unlike the Fund, the Acquired Fund has not issued senior unsecured notes. The Combined Fund anticipates using leverage similarly to the Fund’s use thereof.

Each Fund makes monthly distributions to its shareholders. Prior to the closing of the Reorganization, the Acquired Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such distribution may be taxable to the Acquired Fund’s shareholders for U.S. federal income tax purposes.

For federal income tax purposes, the Reorganization is intended to be structured as a tax-free transaction.

Background and Reasons for Proposal 1

The Board requests that, at the Meeting, shareholders of the Fund approve the issuance of additional common shares of the Fund in connection with the Reorganization.

If the Reorganization was consummated following the market close on March 31, 2022, the Reorganization would increase the Fund’s net assets by $81,445,755, an approximate 23.49% increase in the Fund’s net assets. It is anticipated that the increased asset size of the Fund will provide opportunities for the Fund to realize greater economies of scale, which can lower annual Fund operating expenses. In addition, its larger size may increase the Fund’s market profile and provide greater secondary market liquidity for its shares, which may result in tighter bid-ask spreads and better trade execution when purchasing or selling the Fund’s shares. Additionally, with increased net assets the Fund may achieve certain operating and administrative efficiencies, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade larger positions and additional sources of leverage (or more competitive leverage terms and more favorable transaction terms).

Although the Fund will continue its legal existence and operations after the Reorganization, the rules of the NYSE (on which the Fund’s common shares are listed) require the Fund’s shareholders to approve the issuance of additional common shares in connection with the Reorganization.

At an in-person meeting held on March 30-31, 2022, the Fund’s Board, including a majority of the Independent Trustees, unanimously approved the Reorganization Agreement. In approving the Reorganization Agreement, the Board determined that (i) the Reorganization is in the best interests of the Fund and its shareholders and (ii) the interests of the Fund’s shareholders will not be diluted as a result of the Reorganization.

In making this determination and as part of its considerations of the Reorganization, the Board considered a number of factors, including, but not limited to:

•

Any Change in the Fund’s Investment Objectives, Restrictions and Policies. The Board took into consideration that there will be no changes to the investment objectives, strategies and risks or fundamental investment policies of the Fund as a result of the Reorganization.

•

Potential Alternatives to the Reorganization. The Board took into account that the Fund conducting additional offerings of Fund shares was a potential alternative to the Reorganization. The Board noted Angel Oak’s belief that the Reorganization would be a more efficient way to increase assets in the Fund from a cost and time perspective than the Fund conducting additional offerings of Fund shares.

•

Potential for Operating and Administrative Efficiencies. The Board considered Angel Oak’s belief that the Reorganization is expected to benefit shareholders of the Fund, including through greater opportunities to realize economies of scale. The Board considered that the Reorganization would reduce the number of closed-end funds offering similar investment strategies in the market and would reduce the number of similar funds managed by Angel Oak. The Board also considered Angel Oak’s belief that the Combined Fund is projected to offer investors a more efficient cost structure given economies of scale resulting from fixed fund expenses, such as fees paid to certain third-party service providers and the potential to take advantage of certain fee breakpoints more quickly with certain service providers. The Trustees considered that the Reorganization is anticipated to result in operating and administrative efficiencies for the Combined Fund, including greater investment options, greater diversification of portfolio investments, the ability to trade larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms.

•

Any Fees or Expenses that will be Borne Directly or Indirectly by the Fund. The Board considered the estimated costs associated with the Reorganization, noting that the Board has agreed that the Fund will bear the costs and expenses directly attributable to the Fund and its pro rata portion of costs and expenses attributable to the Fund based on the Funds’ relative net assets. The Board noted Angel Oak’s belief that there will be no portfolio transitioning in connection with the Reorganization. The Board took into account that to the extent there are any transaction costs, these will be borne by the Combined Fund with respect to any portfolio transitioning conducted after the Reorganization.

•

Any Effect on Annual Fund Operating Expenses and Shareholder Fees and Services. The Board took into account that the Reorganization has the potential to improve economies of scale, which has the potential to lower the annual fund operating expenses. The Board considered that the Combined Fund’s expense ratio is expected to be lower than the expense ratio of the Fund.

•

Any Direct or Indirect Federal Income Tax Consequences to Existing Shareholders of the Fund. The Board considered that the Reorganization is intended to be structured as a tax-free transaction. The Board noted that no material gain or loss is expected to be recognized by the Fund or its shareholders as a direct result of the Reorganization. The Board also considered that the Fund’s aggregate tax basis in the assets of the Acquired Fund acquired by it in the Reorganization is generally expected to be the same as the Acquired Fund’s aggregate tax basis in such assets immediately prior to the Reorganization. Prior to the closing of the Reorganization, the Acquired Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such distribution may be taxable to the Acquired Fund’s shareholders for U.S. federal income tax purposes.

•

Potential for Improved Secondary Market Trading. The Board noted that, while it is not possible to predict future trading levels of the Combined Fund’s shares after the Reorganization, Angel Oak had stated that the increase in assets may provide greater secondary market liquidity for the Combined Fund’s shares, which may result in tighter bid-ask spreads and better trade execution for the Combined Fund’s shares when purchasing or selling the Combined Fund’s shares. In addition, the Board took into account that Angel Oak had stated that, if research analysts cover the Combined Fund due to the increase in the net assets of the Combined Fund after the Reorganization, there is the potential for further improved secondary market trading.

•

Potential Effects of the Reorganization on the Fund’s Premium/Discount to the Fund’s Net Asset Value. The Board took into account that the Reorganization would be at the Fund’s and the Acquired Fund’s relative NAVs, rather than at the relative market prices. The Board considered that the Fund shareholders would only be negatively affected from a premium/discount perspective to the extent that the discount (or premium) of the Fund’s shares degrades after the Reorganization and there is no assurance that, after the Reorganization, the market value of the Fund’s shares will trade at a wider discount to NAV or narrower premium to NAV than the shares traded before the Reorganization.

•	Accounting and Performance Survivor. The Board noted that the Fund will be the accounting and performance survivor of the Reorganization.

The Board’s determination was made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole with respect to the Fund and its shareholders, although individual Trustees may have placed different weight and assigned different degrees of materiality to various factors.

Information about the Reorganization

Pursuant to the Reorganization Agreement (a form of which is attached as Appendix A to this Proxy Statement), the Acquired Fund will transfer all of its assets to the Fund and the Fund will assume all of the Acquired Fund’s accrued and unpaid liabilities and obligations in exchange solely for newly issued common shares of the Fund, which will be distributed by the Acquired Fund to its shareholders in the form of a liquidating distribution. Fund common shares issued to the Acquired Fund shareholders will have an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund’s outstanding common shares immediately prior to the Reorganization. Each shareholder of the Acquired Fund will receive the number of Fund common shares corresponding to his or her proportionate interest in the common shares of the Acquired Fund (with cash in lieu of fractional shares). The Reorganization, together with related acts necessary to consummate the same, shall occur at the principal office of the Fund on or about July 29, 2022, immediately after the close of regular trading on the NYSE, or at such other place and/or on such other date as to which the parties may agree (the “Closing Date”). As soon as practicable after the Closing Date for the Reorganization, the Acquired Fund will dissolve pursuant to Delaware law.

The distribution of Fund common shares to the Acquired Fund’s shareholders will be accomplished by, to the extent that shareholders do not have accounts on the books of the Fund, opening new accounts on the books of the Fund in the names of the shareholders of the Acquired Fund, and transferring to those shareholder accounts Fund common shares. Each newly-opened account on the books of the Fund for the former shareholders of the Acquired Fund will represent the respective pro rata number of Fund common shares due to such shareholder.

As a result of the Reorganization, each shareholder of the Acquired Fund will own Fund common shares that will have an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that shareholder’s shares of Acquired Fund common shares immediately prior to the Closing Date (with cash in lieu of fractional shares). Since the Fund common shares will be issued at net asset value in exchange for the common shares of the Acquired Fund having a value equal to the aggregate net asset value of those Fund common shares, the net asset value per share of Fund common shares should remain virtually unchanged by the Reorganization. Thus, the Reorganization will result in no dilution of the net asset value of Fund common shares or dilution of the net asset value of Acquired Fund common shares. However, as a result of the Reorganization, a shareholder of either of the Funds will hold a reduced percentage of ownership in the Combined Fund than he or she did in the Acquired Fund or the Fund, as applicable, prior to the Reorganization.

The Reorganization will be accounted for under the asset acquisition method of accounting under ASC 805-50. Under ASC 805-50-25-2, the entity that receives the net assets initially recognizes the assets and liabilities transferred at the date of transfer (i.e., the fair value of the assets acquired). Under ASC 805-50-30-3, the cost of a group of assets acquired in an asset acquisition is allocated to individual assets acquired or liabilities assumed based on their relative fair values and does not give rise to goodwill. There is no anticipated day one gain or loss. Any direct transaction costs associated with the transfer of the assets will be capitalized as a component of the costs of the assets acquired allocated on relative fair value basis.

Board Recommendation

The Board recommends that shareholders of the Fund vote “FOR” Proposal 1.

Vote Required for Proposal 1

Proposal 1 requires the affirmative vote of a majority of the votes cast by shareholders (i.e., for Proposal 1 to pass, the number of shares voted “FOR” must exceed the number of shares voted “AGAINST”). For additional information regarding voting requirements, see “Voting Information and Requirements.”

TERMS OF THE REORGANIZATION AGREEMENT

The following is a summary of the significant terms of the Reorganization Agreement. The Form of Reorganization Agreement is attached as Appendix A to the Proxy Statement.

Valuation of Common Shares

The net asset value per Fund Share shall be computed as of the time at which the Acquired Fund and the Fund calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the NYSE) on the Closing Date (the “Effective Time”), after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Fund adopted by the Fund’s Board.

All computations of value with respect to both the Acquired Fund and the Fund shall be made by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“USBFS”), in its capacity as administrator for the Funds, in accordance with the Funds’ valuation procedures.

Calculation of Number of Fund Shares

As of the Effective Time, each Acquired Fund share outstanding immediately prior to the Effective Time shall be converted into Fund shares in an amount equal to the ratio of the net asset value per share of the Acquired Fund to the net asset value per share of the Fund. No fractional Fund shares will be distributed unless such shares are to be held in a dividend reinvestment plan account. In the event shareholders of the Acquired Fund would be entitled to receive fractional Fund Shares, the Fund’s transfer agent will aggregate such fractional shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Acquired Fund shareholders, and each such Acquired Fund shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Fund Shares, the Fund’s transfer agent will act directly on behalf of the Acquired Fund Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Acquired Fund shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

Conditions

Under the terms of the Reorganization Agreement, the Reorganization is conditioned upon, among other things, (a) approval by shareholders of the Fund of the issuance of additional Fund common shares and (b) each Fund’s receipt of certain routine certificates and legal opinions.

Termination

The Reorganization Agreement may be terminated by resolution of the Board of either Fund at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of the Fund and the Acquired Fund, make proceeding with the Reorganization Agreement inadvisable.

Expenses of the Reorganization

The expenses relating to the proposed Reorganization, whether or not the Reorganization is consummated, will be borne by the Funds. Each Fund will bear expenses directly attributable to such Fund, and the Funds will each bear its pro rata portion of expenses attributable to both Funds based on the Funds’ relative net assets. The Funds will bear expenses incurred in connection with the Reorganization, including, but not limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing, printing and distributing an information statement/prospectus, winding down the operations and terminating the existence of the Acquired Fund; expenses of service providers to the Acquired Fund in consummating the Reorganization (such as those charged by the transfer agent, custodian, fund accountant or intermediaries); legal fees of counsel to each of the Acquired Fund and the Fund, including those incurred in connection with the preparation of legal opinions, and accounting fees with respect to the Reorganization and the information statement/prospectus; all necessary taxes in connection with the delivery of the Assets or otherwise incurred in connection with the Reorganization, including all applicable federal and state stock transfer stamps; and incremental fees or costs incurred by reason of the Reorganization, such as additional costs associated with the preparation and distribution of shareholder reports and other documents to the extent that they are prepared and disseminated separately for the Acquired Fund, but will not include brokerage costs or other transaction costs associated with portfolio adjustments. The expenses of the Reorganization are estimated to be $283,000, which does not include the expenses of the Meeting.

COMPARISON OF THE FUND AND THE COMBINED FUND

The Combined Fund will be managed by Angel Oak, the Fund’s current investment adviser. Furthermore, the Fund’s current portfolio management team, with the addition of Kevin Parks from the Acquired Fund’s portfolio management team, will be primarily responsible for the day-to-day management of the Combined Fund’s portfolio. Additionally, the investment objectives, principal investment strategies, principal risks and distribution procedures of the Combined Fund will be the same as those of the Fund.

Fees and Expenses Table

Below is a comparison of the fees and expenses of the Funds before and after the Reorganization. The pro forma information for the Combined Fund is as of January 31, 2022.

Pro forma combined fees and expenses are estimated in good faith and are hypothetical.

It is important to note that following the Reorganization, shareholders of the Acquired Fund would be subject to the actual fees and expenses of the Fund, which may not be the same as the pro forma combined fees and expenses. Future fees and expenses may be greater or lesser than those indicated below.

	Acquired Fund	Fund	Pro Forma Combined Fund
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common shares	None	None	None
Dividend Reinvestment and Cash Purchase Plan Fees(1)	$25.00	$25.00	$25.00
Annual Total Expenses (as a percentage of average net assets attributable to common shares)
Management Fees(2)	1.89%	1.90%	1.88%
Interest Expense(3)	0.82%	1.04%	0.88%
Acquired Fund Fees and Expenses	0.02%	0.01%	0.01%
Other Expenses(4)	0.44%	0.28%	0.24%

Total Annual Operating Expenses	3.17%	3.23%	3.01%
Less Fee Waiver/Expense Reimbursement(5)	(0.08)%	0.00%	0.00%

Total Annual Operating Expenses After Fee Waiver/Expense Reimbursement(5)	3.09%	3.23%	3.01%

(1)	Dividend reinvestment plan participants that direct a sale of shares through the Plan Agent are subject to a fee of $25.00 plus a sales commission of $4.95 per transaction.
(2)

The contractual advisory fees of each Fund is 1.35%, respectively, of each Fund’s average daily net assets, plus the amount of any borrowings for investment purposes (“Managed Assets”). The advisory fee percentage calculation assumes the use of leverage by each Fund as discussed in note 3 below.

(3)

For the fiscal year ended January 31, 2022, the Acquired Fund had approximately $34,396,458 in average daily borrowings outstanding under a borrowing agreement and from reverse repurchase agreements (representing approximately 38.62% of the average daily value of the Acquired Fund’s daily total assets minus liabilities (other than the aggregate indebtedness entered into for purposes of leverage) during such period) at an average annual interest rate of 1.73%.

For the Fund and the Combined Fund, Interest Expense represents the annualized interest expense and includes interest payable on senior unsecured notes issued by the Fund (the “Notes”), as outstanding on January 31, 2022, which have an interest rate of 2.35% and 2.80%, respectively, per annum on such date.

(4)

Other Expenses include accounting, legal and auditing fees of each Fund, fees payable to the Independent Trustees and payments by each of the Funds to Destra under an Investor Support Services Agreement between each of the Funds and Destra.

(5)

The Adviser has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any management fees, front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Acquired Fund’s Total Annual Fund Operating Expenses to 0.25% of the Acquired Fund’s Managed Assets through at least May 31, 2023. This expense limit will remain in effect at least through May 31, 2023 unless terminated by the Board, on behalf of the Acquired Fund, upon 60 days’ written notice to the Adviser. The Adviser may recoup from the Acquired Fund any waived amount or reimbursed expenses pursuant to the expense limit if such recoupment does not cause the Acquired Fund to exceed the current expense limit or the expense limit in place at the time of the waiver or reimbursement (whichever is lower) and the recoupment is made within three years after the end of the month in which the Adviser incurred the expense.

Expense Example

The following example illustrates the expenses that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The example assumes that all dividends and other distributions are reinvested and that Total Annual Operating Expenses remain the same. The example sets forth below assumes shares of each Fund were owned as of the completion of the Reorganization and uses a 5% annual rate of return as mandated by SEC regulations. The example should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Acquired Fund(1)	$31	$97	$165	$347
Fund	$33	$99	$169	$353
Pro Forma Combined Fund	$30	$93	$158	$333

(1)	The example also assumes that the Acquired Fund’s expense limit of 0.25% of the Acquired Fund’s Managed Assets would remain in effect through May 31, 2023.

Capitalization

The table below sets forth the capitalization of the Acquired Fund and the Fund as of April 30, 2022, and the pro forma capitalization of the Combined Fund as if the Reorganization had occurred on that date.

	Acquired Fund	Fund	Adjustments		Pro Forma Combined Fund
Net Assets	$80,086,329	$340,815,754	$(283,000	)(1)	$420,619,083
Common Shares Outstanding	4,055,000	20,305,331	699,572		25,059,903
Net Asset Value Per Share	$19.75	$16.78	—		$16.78

(1)	The expenses of the Reorganization are estimated to be $283,000.

Leverage

The Funds may use leverage to the extent permitted by the 1940 Act. The Funds’ strategies relating to its use of leverage may not be successful, and the Funds’ use of leverage will cause the Funds’ NAV to be more volatile than it would otherwise be. There can be no guarantee that the Funds will leverage their assets or, to the extent the Funds utilize leverage, what percentage of their assets such leverage will represent.

As of January 31, 2022, the Acquired Fund had aggregate financial leverage from reverse repurchase agreements and the Fund had aggregate financial leverage from the issuance of senior unsecured notes and reverse repurchase agreements as a percentage of their total assets as follows:

Leverage Ratio
Acquired Fund	27.74%
Fund	27.97%

If the Reorganization had occurred on January 31, 2022, the leverage ratio for the Combined Fund would have been 27.93%.

Share Price Data

The following tables show for the periods indicated: (i) the high and low sales prices for common shares reported as of the end of the day on the NYSE, (ii) the high and low net asset values of the common shares, and (iii) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of the common shares.

Acquired Fund

	Market Price ($)		Net Asset Value ($)		Premium/(discount) to net asset value
Period Ended	High	Low	High	Low	High	Low
April 2022	$19.72	$17.86	$20.77	$19.71	(9.78)%	(5.08)%
January 2022	$20.69	$19.37	$21.21	$20.73	(1.15)%	(6.92)%
October 2021	$20.96	$20.16	$21.48	$21.01	(1.48)%	(5.63)%
July 2021	$20.74	$19.60	$21.37	$21.00	(1.80)%	(7.24)%
April 2021	$19.75	$18.24	$21.05	$20.37	(6.18)%	(11.84)%
January 2021	$18.77	$17.24	$20.54	$20.14	(8.10)%	(14.48)%
October 2020	$19.85	$17.16	$20.31	$20.11	(1.29)%	(14.88)%
July 2020	$20.00	$19.59	$20.11	$19.98	(0.05)%	(2.05)%

Fund

	Market Price ($)		Net Asset Value ($)		Premium/(discount) to net asset value
Period Ended	High	Low	High	Low	High	Low
April 2022	$16.63	$15.21	$17.63	$16.74	(4.33)%	(9.74)%
January 2022	$17.06	$15.77	$17.97	$17.53	(3.89)%	(10.40)%
October 2021	$18.45	$16.74	$19.16	$17.87	(3.16)%	(10.45)%
July 2021	$18.41	$17.87	$19.14	$18.84	(2.75)%	(5.57)%
April 2021	$18.06	$17.12	$18.90	$18.53	(4.34)%	(8.50)%
January 2021	$17.54	$16.33	$18.68	$18.50	(6.00)%	(11.92)%
October 2020	$17.02	$15.90	$18.68	$18.46	(8.40)%	(14.10)%
July 2020	$17.12	$15.76	$18.57	$18.32	(6.91)%	(14.53)%
April 2020	$21.65	$12.67	20.86	18.21	5.87%	(30.99)%

As of April 30, 2022, the net asset value per common share of the Acquired Fund was $19.75, and the market price per common share was $17.99, representing a discount to net asset value of 8.91%, and the net asset value per common share of the Fund was $16.78 and the market price per common share was $15.21, representing a discount to net asset value of 9.36%. Common shares of each Fund have historically traded at both a premium and a discount to net asset value. It is not possible to state whether Combined Fund shares will trade at a discount or premium to NAV or what the extent of any such discount or premium might be.

ADDITIONAL INFORMATION ABOUT THE COMMON SHARES OF THE FUND

Description of Common Shares to be Issued by the Fund

The Fund currently offers one class of shares. As a general matter, the common shares have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. Holders of whole common shares of the Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportional fractional vote.

The Fund’s Declaration of Trust authorizes an unlimited number of shares, par value $0.001 per share. If Proposal 1 is approved by shareholders of the Fund and the Reorganization is consummated, the Fund will issue common shares to the shareholders of common shares of the Acquired Fund based on the relative per share net asset value of the Fund and the net asset value of the assets of the Acquired Fund, in each case as of the date of the Reorganization. Fund shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Fund’s common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting.

Outstanding Shares

As of April 14, 2022, the Fund had 20,305,331.17 common shares outstanding.

Purchase and Sale

The Fund’s common shares are listed on the NYSE under the ticker symbol “FINS” and will continue to be so listed following the Reorganization.

Investors typically purchase and sell common shares of the Fund through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of the Fund through privately negotiated transactions with existing shareholders.

ACCOUNTING AND VALUATION POLICIES

The accounting and valuation policies of the Fund and the Acquired Fund are identical.

PROPOSAL 2: TO AMEND THE FUND’S DECLARATION OF TRUST TO EXTEND THE TERMINATION DATE OF THE FUND FROM MAY 31, 2031, TO JUNE 30, 2035

General

The Fund has a term pursuant to which the Fund will terminate on or before May 31, 2031 (the “Termination Date”); provided, that if the Board of the Fund believes that, under then-current market conditions, it is in the best interests of that Fund to do so, that Fund may extend the Termination Date: (i) once for up to one year, and (ii) once for up to an additional six months, in each case upon the affirmative vote of a majority of the Board of the Fund and without shareholder approval.

In addition, as of a date within twelve months preceding the Termination Date, the Board may cause the Fund to conduct a tender offer to all shareholders to purchase shares of the Fund at a price equal to the net asset value (“NAV”) per share on the expiration date of the tender offer (an “Eligible Tender Offer”). The Board has established that, following an Eligible Tender Offer, the Fund must have at least $100 million of net assets to ensure the continued viability of the Fund (the “Termination Threshold”). In an Eligible Tender Offer, the Fund will offer to purchase all shares held by each shareholder; provided, that if the number of properly tendered shares would result in the Fund’s net assets totaling less than the Termination Threshold, the Eligible Tender Offer will be terminated and no common shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Fund will begin (or continue) liquidating its portfolio and proceed to terminate on or before the Termination Date. An Eligible Tender Offer would be made, and shareholders would be notified thereof, in accordance with the requirements of the 1940 Act, the Securities Exchange Act of 1934 (the “Exchange Act”) and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the Exchange Act). If the number of properly tendered shares would result in the Fund’s net assets totaling greater than the Termination Threshold, all shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer.

The Board of the Fund, including the Independent Trustees, has unanimously approved the Amended and Restated Declaration of Trust of the Fund (“Amended Declaration of Trust”), a form of which is attached as Appendix B to this Proxy Statement, which extends the termination date of the Fund from May 31, 2031 to June 30, 2035. June 30, 2035 is the same Termination Date as the Acquired Fund’s Termination Date.

As proposed, the Amended Declaration of Trust amends Article VIII, Section 3(a) of the Fund’s Declaration of Trust as follows:

Unless (i) earlier dissolved, (ii) the term is extended pursuant to paragraph (c) of this Section or (iii) this Section 3 is amended pursuant to paragraph (d) of this Section, the Trust shall have a limited period of existence and shall dissolve at the close of business on June 30, 2035 (“Termination Date”), or, if applicable, at the close of business on the Extended Termination Date (as defined below).

If the Amended Declaration of Trust is approved by shareholders of the Fund, the Fund will terminate on or before June 30, 2035, subject to the potential extensions and Eligible Tender Offer noted above. The Fund would be managed accordingly, in anticipation of a later scheduled Termination Date of June 30, 2035. If the Amended Declaration of Trust is not approved by shareholders of the Fund, the Fund’s Declaration of Trust currently in effect will remain in effect and the Fund will terminate on or before May 31, 2031, subject to the potential extensions noted above. Completion of the Reorganization is not dependent on the approval of the Amended Declaration of Trust by Fund shareholders.

If the Amended Declaration of Trust is approved by shareholders of the Fund but the Reorganization is not consummated, the Termination Date of the Fund will be extended to June 30, 2035, pursuant to the Amended Declaration of Trust. Extension of the Fund’s term is not dependent on the approval of the Reorganization by Fund shareholders.

There can be no assurance that the Fund will achieve its investment objective during its remaining term. the extension of the Fund’s term will expose the Fund to continued investment risk over the extended term after the originally scheduled Termination Date, which the Fund would not be exposed to without a term extension. These investment risks include, without limitation, market risk, interest rate risk, leverage risk and risks related to the Fund’s investments.

In addition, the term extension could have a negative impact on the market price of the Fund’s shares, which would adversely impact shareholders seeking to sell their shares prior to the Fund’s Termination Date. To the extent the Fund is trading at a discount, an extension of the Fund’s term may lengthen the time that the Fund trades at a discount and the discount may widen from current levels. The Adviser has a conflict of interest in recommending the Amended Declaration of Trust because the Adviser will receive a management fee from the Fund for a longer period of time than if the Fund’s Declaration of Trust was not amended to extend the term of the Fund.

Background and Reasons for Proposal 2

At an in-person meeting held on March 30-31, 2022, the Fund’s Board, including a majority of the Independent Trustees, unanimously approved the Amended Declaration of Trust, which extends the termination date of the Fund from May 31, 2031, to June 30, 2035.

In making this determination and as part of its considerations of the Amended Declaration of Trust, the Board considered a number of factors, including, but not limited to: the proposed extended Termination Date of June 30, 2035, is the same termination date as that of the Acquired Fund; information and analyses provided by the Adviser as to the potential benefits and risks to the Fund of the extended term provided for in the Amended Declaration of Trust; the Amended Declaration of Trust will allow existing shareholders of the Fund, whose investments would otherwise be liquidated at the end of the Fund’s scheduled term, the option to maintain their investment in the Fund longer; the Adviser’s conflict of interest in recommending the extended term provided for in the Amended Declaration of Trust because the Adviser will receive a management fee from the Fund for a longer period of time than if the Fund’s Declaration of Trust was not amended to extend the term of the Fund; and that the Board will have the opportunity to, and will be required to, evaluate the Fund’s investment advisory arrangement, including the management fee payable thereunder, annually.

Board Recommendation

The Board, including each of the Independent Trustees, unanimously recommends that you vote “FOR” Proposal 2.

Vote Required for Proposal 2

Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting or represented by proxy, if more than 50% of the outstanding shares of the Fund are present or represented by proxy. For additional information regarding voting requirements, see “Voting Information and Requirements.”

PROPOSAL 3: TO ELECT ANDREA N. MULLINS AND KEITH M. SCHAPPERT AS THE CLASS II TRUSTEES OF THE BOARD OF TRUSTEES OF THE FUND

The Fund’s Amended and Restated Declaration of Trust provides that the Board shall be divided into three classes of Trustees, consisting, as nearly as may be possible, of one-third (1/3) of the total number of Trustees constituting the entire Board. Each class serves for three years with one class being elected each year. Each year the term of office of one class will expire. Andrea N. Mullins and Keith M. Schappert were elected by the initial shareholder of the Fund as the Class II Trustees. The term of office of the Class II Trustees expires on the date of the Meeting.

The Board, including the Independent Trustees, upon the recommendation of the Fund’s Nominating and Governance Committee, which is comprised solely of Independent Trustees, has nominated each of Ms. Mullins and Mr. Schappert to serve as the Class II Trustees for a three-year term expiring in 2025 or until his or her successor is duly elected. Each Trustee nominee has stated an intention to serve if elected and has consented to be named in this Proxy Statement.

It is the intention of the persons named on the enclosed Proxy Card to vote for the Class II Trustee nominees for a three-year term. The Board knows of no reason why the Class II Trustee nominees would be unable to serve or for good cause will not serve, but in the event of any such unavailability, the proxies received will be voted for such substituted nominees as the Board may recommend. Each current Trustee is an Independent Trustee, with the exception of Samuel R. Dunlap, III, who is an interested person due to his position with the Adviser. The name of the Trustee nominees for election as the Class II Trustees and each other Trustee of the Board, their years of birth, position(s) held with the Fund, principal occupations during the past five years and other directorships held are provided in the tables below. Unless otherwise noted, the address of each Trustee is c/o Angel Oak Capital Advisors, LLC, 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326.

CLASS II TRUSTEE NOMINEES

(Current Trustees with a term expiring at

the Meeting)

Name and Year of Birth	Positions with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Andrea N. Mullins 1967	Independent Trustee	Since 2018; 3 year term	Private Investor; Independent Contractor, SWM Advisors (since 2014).	9

Trustee, Valued Advisors Trust (since 2013, Chair since 2017); Trustee, Angel Oak Funds Trust (since 2019); Trustee, Angel Oak Strategic Credit Fund (since 2019); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019); Angel Oak Credit Opportunities Term Trust (since 2021); Trustee and Audit Committee Chair, Cushing Mutual Funds Trust (since 2021); Trustee and Audit Committee Chair, Cushing MLP & Infrastructure Fund (since 2021); Trustee and Audit Committee Chair, Cushing Nextgen Infrastructure Income Fund (since 2021).

Keith M. Schappert 1951	Independent Trustee	Since 2018; 3 year term	President, Schappert Consulting LLC (investment industry consulting) (since 2008).	9	Trustee, Mirae Asset Discovery Funds (since 2010); Director, Commonfund Capital, Inc. (since 2015); Director, The Commonfund (since 2012); Director, Calamos Asset Management, Inc. (2012 – 2017); Trustee, Angel Oak Funds Trust (since 2014); Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2018); Angel Oak Credit Opportunities Term Trust (since 2021).

(1)	The Fund Complex consists of the Fund, each series of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund, the Acquired Fund and Angel Oak Credit Opportunities Term Trust.

CLASS I TRUSTEE

(Current Trustees with a term expiring at expiring at

the annual meeting to be held in 2024)

Name and Year of Birth	Positions with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Alvin R. Albe, Jr. 1953	Independent Trustee	Since 2018; 3 year term	Retired.	9	Trustee, Angel Oak Funds Trust (since 2014); Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2018); Angel Oak Credit Opportunities Term Trust (since 2021).

(1)	The Fund Complex consists of the Fund, each series of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund, the Acquired Fund and Angel Oak Credit Opportunities Term Trust.

CLASS III TRUSTEES

(Current Trustees with a term expiring at

the annual meeting to be held in 2023)

Name and Year of Birth	Positions with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Ira P. Cohen 1959	Independent Trustee, Chair	Trustee since 2018, Chair since 2019; 3 year term	Executive Vice President, Recognos Financial (investment industry data analysis provider) (2015-2021); Independent financial services consultant (since 2005).	9

Trustee, Valued Advisers Trust (since 2010); Trustee, Griffin Institutional Access Credit Fund (since 2017); Trustee, Griffin Institutional Access Real Estate Access Fund (since 2014); Trustee, Angel Oak Funds Trust (since 2014); Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2018); Trustee, U.S. Fixed Income Trust (since 2019); Angel Oak Credit Opportunities Term Trust (since 2021).

Samuel R. Dunlap, III	Interested Trustee	Since 2022; 3 year term	Chief Investment Officer-Public Strategies, Angel Oak Capital Advisors, LLC (investment management) (since 2009).	9	Trustee, Angel Oak Funds Trust (since 2019); Trustee, Angel Oak Strategic Credit Fund (since 2019); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021).

(1)	The Fund Complex consists of the Fund, each series of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund, the Acquired Fund and Angel Oak Credit Opportunities Term Trust.

Information about Each Trustee’s Qualification, Experience, Attributes and Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Fund in light of the Fund’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has demonstrated a commitment to discharging their oversight duties as Trustees in the interests of shareholders. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board is reviewed.

In addition to the information provided in the table above, certain additional information concerning each particular Trustee and his or her Trustee Attributes is provided below.

Class II Trustee Nominees

Ms. Mullins worked in the asset management and mutual funds industry at Raymond James from 1990-2010 and her experience includes accounting, compliance, and operations. Ms. Mullins retired as Chief Financial Officer of Eagle Family of Funds (now Carillon Family of Funds) in 2010. Since 2014, Ms. Mullins has been an independent contractor with SWM Advisors, a registered investment adviser. In addition to this experience, Ms. Mullins also has experience serving as a Trustee for Valued Advisers Trust since 2013 and as its Chair since 2017. Since 2021, she has also served as a Trustee and Audit Committee Chair for Cushing Mutual Funds Trust, Cushing MLP & Infrastructure Fund and Cushing Nextgen Infrastructure Income Fund. The Board believes that Ms. Mullins’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Fund.

Mr. Schappert has over 46 years of experience in the investment management industry. He has been an independent financial services consultant for his own consulting business, Schappert Consulting, LLC, since 2008 and has served a variety of management roles for various financial and investment companies throughout his career. The Board believes that Mr. Schappert’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Fund.

Class I Trustee

Mr. Albe has over 31 years of experience in the investment management industry, including having served as executive management for a large asset management firm and its affiliated investment companies. Mr. Albe is a Certified Public Accountant (non-practicing) and has past experience as a member of the board and audit committee of a publicly held company. Mr. Albe is an audit committee financial expert of the Fund. The Board believes that Mr. Albe’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Fund.

Class III Trustees

Mr. Cohen has over 37 years of experience in the financial services industry. He has served as Executive Vice President of Recognos Financial, a premier provider of semantic data analysis for the financial services industry, since 2015, and he has been an independent financial services consultant since 2005. Mr. Cohen has held a variety of management roles for various financial and investment companies throughout his career. Additionally, Mr. Cohen served as an independent trustee of the trust in which the Adviser’s first mutual fund was launched. The Board believes that Mr. Cohen’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Fund.

Mr. Dunlap has served in various portfolio management capacities for Angel Oak since 2009. In addition to serving as portfolio manager for Angel Oak funds, Mr. Dunlap is responsible of managing Angel Oak’s separately managed account clients, including depository institutions. Prior to joining Angel Oak, he spent six years with SunTrust Robinson Humphrey where he focused on marketing and structuring interest rate derivatives products. He previously was with Wachovia supporting the agency mortgage pass-through trading desk. The Board believes that Mr. Dunlap’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Fund.

The Role of the Board

The Board oversees the management and operations of the Fund. Like all closed-end funds, the day-to-day management and operation of the Fund is the responsibility of the various service providers to the Fund, such as the Adviser, the administrator, the custodian and the transfer agent. The Board has appointed various senior employees of the Adviser as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters. In addition, the Adviser provides regular reports on the investment strategy and performance of the Fund. The Board has appointed a Chief Compliance Officer (the “CCO”) who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of the Board’s regular Board meetings, which are typically held quarterly, and involve the Board’s review of recent operations. Angel Oak compensates the CCO for his services to the Fund, and the Fund reimburses Angel Oak for a portion of the CCO’s salary.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established four standing committees—an Audit, Financial and Administrative Oversight Committee, a Nominating and Governance Committee, a Compliance Oversight Committee and a Valuation and Risk Management Oversight Committee—that are discussed in greater detail below under “Fund Committees.” At least a majority of the Board is comprised of Independent Trustees who are not affiliated with the Adviser, the principal underwriter, or their affiliates. The Committees are each comprised entirely of Independent Trustees.

The Board has an Independent Chair, Mr. Ira Cohen. Except for any duties specified herein or pursuant to the Fund’s Declaration of Trust and By-Laws, the designation of Chairman does not impose on Mr. Cohen any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board. As Chairman, Mr. Cohen acts as a spokesperson for the Trustees in between meetings of the Board, serves as a liaison for the Trustees with the Fund’s service providers, officers and legal counsel to discuss ideas informally, and participates in setting the agenda for meetings of the Board and separate meetings or executive sessions of the Independent Trustees. The Independent Trustees are represented by independent legal counsel. The majority of the Board is comprised of Independent Trustees, and the Board believes that maintaining a Board that has a majority of Independent Trustees allows the Board to operate in a manner that provides for an appropriate level of independent oversight and action. In accordance with applicable regulations regarding the governance of the Fund, the Independent Trustees have an opportunity to meet in a separate quarterly executive session in conjunction with each quarterly meeting of the Board during which they may review matters relating to their independent oversight of the Fund.

The Board reviews annually the structure and operation of the Board and its committees. The Board has determined that the composition of the Board and the function and composition of its various committees provide the appropriate means and communication channels to address any potential conflicts of interest that may arise.

For the fiscal year ended January 31, 2022, the Board held nine meetings.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks), the oversight of different types of risks is handled in different ways. For example, the Audit, Financial and Administrative Oversight Committee meets with the Treasurer and the Fund’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Fund’s financial reporting function. The Board and Compliance Oversight Committee meet regularly with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed. The Board and Valuation and Risk Management Oversight Committee also receive reports from the Adviser and its Chief Risk Officer as to investment and other risks of the Fund.

Fund Committees

The Fund has four standing committees: the Audit, Financial and Administrative Oversight Committee, the Nominating and Governance Committee, the Compliance Oversight Committee and the Valuation and Risk Management Oversight Committee.

The Audit, Financial and Administrative Oversight Committee is comprised of all the Independent Trustees. The Board has adopted a charter for the Committee setting forth its responsibilities, which is included as Appendix C. The function of the Committee is to review the scope and results of the annual audit of the Fund and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s financial reporting. The Committee also recommends to the Board the annual selection of the independent registered public accounting firm for the Fund, and it reviews and pre-approves audit and certain non-audit services to be provided by the independent registered public accounting firm. The Committee also assists the Board in overseeing the review of financial and administrative reports and discussing with the Fund’s management financial and administrative matters relating to the Fund. Messrs. Albe, Cohen and Schappert and Ms. Mullin are the members of the Audit, Financial and Administrative Oversight Committee. For the fiscal year ended January 31, 2022, the Audit, Financial and Administrative Oversight Committee met four times.

The Nominating and Governance Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees. The Board has adopted a charter for the Committee setting forth its responsibilities, which is included as Appendix D. The Committee has a policy in place for considering Trustee candidates recommended by shareholders. Nomination submissions must be accompanied by all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual’s qualifications. When assessing a candidate’s qualifications and fitness for service on the Board, the Committee shall consider, among other things, the Board’s commitments to diversity and inclusiveness and best governance practices; the candidate’s skills, relevant professional and industry experience, demonstrated commitment to integrity and ethical business practices, gender, race, ethnicity, national origin, sexual orientation, veteran status; such other relevant attributes that the members of the Committee, in the exercise of their reasonable business judgment, consider important in order to achieve a diverse, inclusive and effective Board. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. In addition, a nominee must provide such additional information as reasonably requested by the Committee. The Committee will consider recommendations by shareholders for up to one year from receipt. Nomination submissions should be sent to:

Secretary, Angel Oak Financial Strategies Income Term Trust

c/o Angel Oak Capital Advisors, LLC

3344 Peachtree Rd. NE, Suite 1725

Atlanta, GA 30326

The Committee meets at least annually. For the fiscal year ended January 31, 2022, the Nominating and Governance Committee met four times.

The Compliance Oversight Committee, comprised of all the Independent Trustees, assists the full Board in connection with matters relating to the compliance of the Fund and its service providers with applicable laws. The Committee coordinates the Board’s oversight of the implementation and administration of the Fund’s compliance program through the periodic review of reports and discussions with appropriate management of the Adviser, including the CCO, and other service providers. The Committee reviews and makes recommendations to the Board regarding the Fund’s compliance matters such as compliance with and any proposed changes to the Fund’s compliance program and the Codes of Ethics of the Fund and Adviser. The Committee meets at least annually. For the fiscal year ended January 31, 2022, the Compliance Oversight Committee met four times.

The Valuation and Risk Management Oversight Committee, comprised of all the Independent Trustees, oversees valuation matters of the Fund delegated to the Adviser’s Valuation Committee, including the fair valuation determinations and methodologies proposed and utilized by the Adviser’s Valuation Committee, reviews the Fund’s valuation procedures and their application by the Adviser’s Valuation Committee, reviews pricing errors and procedures for calculation of NAV of the Fund and responds to other matters deemed appropriate by the Board. The Committee also oversees the policies, procedures, practices and systems relating to identifying and managing the various risks that are or may be applicable to the Fund. The Committee does not assume any day-to-day risk management functions or activities. The Adviser and other service providers are responsible for the day-to-day implementation, maintenance, and administration of policies, procedures, systems and practices designed to identify, monitor and control risks to which the Fund is or may be exposed. The Chief Risk Officer of the Adviser oversees the execution of its risk management responsibilities. The actions of the Committee are reviewed and ratified by the Board. The Committee meets at least annually. For the fiscal year ended January 31, 2022, the Valuation and Risk Management Oversight Committee met four times.

Each Trustee attended 75% or more of the meetings of the Board and those Committees of which each Trustee is a member.

Other Matters with Respect to the Meeting

The Fund does not have a formal policy regarding Trustee attendance at annual shareholder meetings.

Beneficial Ownership by Trustees

The table below shows the amount of the Fund’s equity securities beneficially owned by each Trustee and the aggregate value of all investments in equity securities of the Fund Complex, as of December 31, 2021, stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustees in Family of Investment Companies
Independent Trustees
Alvin R. Albe, Jr.	A	E
Ira P. Cohen	A	A
Andrea N. Mullins	A	C
Keith M. Schappert	A	E
Interested Trustee
Samuel R. Dunlap	A	C

As of December 31, 2021, the Independent Trustees and members of their immediate family did not own securities beneficially or of record in the Adviser, the Fund’s principal underwriter, or any of their affiliates.

As of April 14, 2022, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the total outstanding shares of the Fund.

Trustee Compensation

The table below shows the compensation paid to the Trustees for services for the fiscal year ended January 31, 2022, from the Fund and the Fund Complex.

Each Trustee who is not an “interested person” (i.e., an “Independent Trustee”) of the Fund Complex (which includes affiliated registrants not discussed in this report) receives an annual retainer of $65,000 (pro-rated for any periods less than one year), paid quarterly, as well as $12,000 for attending each regularly scheduled in-person or virtual meeting in connection with his or her service on the Board of the Fund Complex. In addition, each Committee Chair receives additional annual compensation of $12,000 (pro-rated for any periods less than one year) and the Chair of the Board receives an additional $12,000. Independent Trustees are permitted to receive reimbursement of out-of-pocket expenses incurred in connection with attendance at meetings.

Prior to November 1, 2021, the Independent Trustees received an annual retainer of $58,000 (pro-rated for any periods less than one year), paid quarterly as well as $12,000 for attending each regularly scheduled meeting in connection with his or her service on the Board of the Fund Complex. In addition, each Committee Chair received additional annual compensation of $12,000 (pro-rated for any periods less than one year).

Name of Person/Position	Aggregate Compensation from the Fund	Total Compensation from the Fund and Fund Complex Paid to Trustees(1)
Independent Trustees
Alvin R. Albe, Jr., Trustee	$10,861	$119,750
Ira P. Cohen, Chairman	$11,114	$122,750
Andrea N. Mullins, Trustee	$10,861	$119,750
Keith M. Schappert, Trustee	$10,861	$119,750
Interested Trustee
Samuel R. Dunlap, Trustee	$0	$0

(1)	The Fund Complex consists of the Fund, each series of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund, the Acquired Fund and Angel Oak Credit Opportunities Term Trust.

Officers

The Board elects the officers of the Fund, who are responsible for administering the day-to-day operations of the Fund. The below table includes certain information concerning the officers of the Fund. The address of each officer of the Fund is c/o Angel Oak Capital Advisors, LLC, 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326.

Name and Year of Birth	Positions with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Dory S. Black, Esq. 1975	President	Since 2019; indefinite term	General Counsel, Angel Oak Co mpanies (since 2014).
Adam Langley 1967	Chief Compliance Officer	Since 2019; indefinite term

Chief Compliance Officer, Angel Oak Capital Advisors, LLC (since 2015); Chief Compliance Officer, Buckhead One Financial Opportunities, LLC (since 2015); Chief Compliance Officer, Angel Oak Capital Partners II, LLC (since 2016); Chief Compliance Officer of Falcons I, LLC (since 2018); Chief Compliance Officer, Hawks I, LLC (since 2018); Chief Compliance Officer, Angel Oak Funds Trust (since 2015); Chief Compliance Officer, Angel Oak Strategic Credit Fund (since 2017); Chief Compliance Officer, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019); Chief Compliance Officer, Angel Oak Credit Opportunities Fund (since 2021); Chief Operating Officer, Angel Oak Capital Advisors, LLC (since 2021).

John Hsu 1965	Secretary	Since 2020; indefinite term

Chief Risk Officer, Angel Oak Capital Advisors, LLC (since 2020), Head of Treasury Strategies, Angel Oak Capital Advisors, LLC (since 2018), Head of Capital Markets, Angel Oak Capital Advisors, LLC (2014-2018).

Daniel Fazioli 1981	Treasurer	Since 2019; indefinite term	Chief Accounting Officer, Angel Oak Capital Advisors, LLC (since 2015).

Each officer holds office at the pleasure of the Board.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Fund’s executive officers, directors and certain persons affiliated with the Adviser, and persons who own beneficially, directly or indirectly, more than 10% of the Fund’s outstanding interests (collectively, the “Reporting Persons”), to file Forms 3, 4 and 5 with the U.S. Securities and Exchange Commission (the “SEC”). The Reporting Persons are required by SEC regulations to furnish to the Fund copies of all Section 16(a) forms they filed with respect to shares of the Fund. Based solely upon a review of copies of such reports of ownership, as of the date of this Proxy Statement, to the best of the Fund’s knowledge, the Reporting Persons complied with all applicable Section 16(a) reporting requirements and all required reports were filed in a timely manner.

Board Recommendation

The Board, including each of the Independent Trustees, unanimously recommends that you vote “FOR” Proposal 3.

Vote Required for Proposal 3

A vote of the holders of at least a majority of the shares then entitled to vote in an election of a Trustee shall elect the nominee. For additional information regarding voting requirements, see “Voting Information and Requirements.”

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. (“Cohen”) has been selected as the independent registered public accounting firm to perform audit services, audit-related services, tax services and other services. “Audit services” refer to performing an audit of the Fund’s annual financial statements or services that are normally provided by Cohen in connection with statutory and regulatory filings or engagements. “Audit-related services” refer to the assurance and related services provided by Cohen that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by Cohen for tax compliance, tax advice, and tax planning.

A representative of Cohen is not expected to attend the Meeting, will have the opportunity to make a statement if he or she desires to do so and is not expected to be available to answer appropriate questions.

The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years of the Fund for audit services, audit-related services, tax services and other services by Cohen.

	Fiscal Year Ended 01/31/2022	Fiscal Year Ended 01/31/2021
Audit Fees	$25,000	$25,000
Audit-Related Fees	$0	$0
Tax Fees	$4,000	$4,000
All Other Fees	$0	$1,500	(1)

(1)	Paid by the Adviser.

The percentage of fees billed by Cohen applicable to non-audit services pursuant to a waiver of the pre-approval requirement were as follows:

	Fiscal Year Ended 01/31/2022	Fiscal Year Ended 01/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of Cohen’s hours spent on auditing the Fund’s financial statements were attributed to work performed by full-time permanent employees of Cohen.

The following table details the aggregate fees billed or expected to be billed by Cohen for non-audit services to the Fund and to the Adviser (and any other controlling entity) for the last two fiscal years.

	Fiscal Year Ended 01/31/2022	Fiscal Year Ended 01/31/2021
Fund	$4,000	$5,500	(1)
Adviser	$0	$0

(1)	$1,500 of which was paid by the Adviser.

Pre-Approval of Audit and Non-Audit Services

As of the date of this Proxy Statement, the Audit, Financial and Administrative Oversight Committee has not adopted written pre-approval policies and procedures. Instead, the Committee has the duty and responsibility to pre-approve all auditing services and permissible non-auditing services to be provided to the Fund in accordance with its Charter and the 1940 Act. In addition, the Committee considers matters with respect to Cohen’s independence each year. The Committee did not approve any of the audit-related, tax or other fees described above pursuant to the “de minimis exceptions” set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X.

The Audit, Financial and Administrative Oversight Committee also has the duty and responsibility to pre-approve those non-audit services provided to the Adviser (and entities controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund) where the engagement relates directly to the operations or financial reporting of the Fund in accordance with the Charter of the Committee and the 1940 Act. The Committee considered whether the provision of any non-audit services rendered to the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund that were not pre-approved by the Committee because the engagement did not relate directly to the operations and financial reporting of the Fund is compatible with maintaining Cohen’s independence.

VOTING INFORMATION AND REQUIREMENTS

Record Date

Shareholders of record of the Fund as of the close of business on April 14, 2022, the record date (the “Record Date”), are entitled to notice of and to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each share held.

Proxies

Shareholders of record as of the Record Date may vote by appearing in person at the Meeting, or may authorize a proxy to vote their shares by returning the enclosed proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed proxy card and more fully described below. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Meeting. If your shares are held in “street name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to cast your votes. Please note that if you are a holder in “street name” and wish to vote in person at the Meeting, you must obtain a legal proxy from your broker or bank, which may take several days.

Voting by proxy will not prevent you from voting your shares in person at the Meeting.

Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Fund at c/o Angel Oak Capital Advisors, LLC, 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326, stating that the proxy is revoked, by a subsequent proxy executed by such shareholder, or attendance at the Meeting and voting in person.

If you hold shares through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a Proposal, your shares will be voted “FOR” the Proposal.

Quorum

A quorum of shareholders must be present for any business to be conducted at the Meeting. The presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the shares entitled to vote shall constitute a quorum at the Meeting.

Broker Non-Votes and Abstentions

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Broker non-votes will be treated as shares present for purposes of determining whether a quorum is present for each of the Proposals.

Proposal 1, the approval of the issuance of Fund common shares, is a “non-routine” matter. As a result, if you hold shares in “street name” through a broker, bank or other nominee, your broker, bank or nominee will not be permitted to exercise voting discretion with respect to Proposal 1. Therefore, if you do not vote and you do not give your broker or other nominee specific instructions on how to vote for you, then your shares will have no effect on Proposal 1. Under NYSE rules, abstentions will be considered as votes cast and, accordingly, will have the same effect as votes “AGAINST” Proposal 1. Broker non-votes will not be considered as votes cast and, accordingly, will have no effect on the outcome of Proposal 1.

Proposal 2, the approval of an amendment to the Fund’s Declaration of Trust to extend the termination date of the Fund from May 31, 2031, to June 30, 2035, is a “non-routine” matter. As a result, if you hold shares in “street name” through a broker, bank or other nominee, your broker, bank or nominee will not be permitted to exercise voting discretion with respect to Proposal 2. Therefore, if you do not vote and you do not give your broker or other nominee specific instructions on how to vote for you, then your shares will have no effect on Proposal 2. Under NYSE rules, abstentions will be considered as votes cast and, accordingly, will have the same effect as votes “AGAINST” Proposal 2. Broker non-votes will be considered as votes cast and, accordingly, will have the same effect as votes “AGAINST” Proposal 2.

Proposal 3, the election of Andrea N. Mullins and Keith M. Schappert as the Class II Trustees of the Board of Trustees of the Fund, is a “routine” matter. As a result, if you beneficially own your shares and you do not provide your broker or nominee with voting instructions, then your broker, bank or nominee will be able to vote your shares for you on Proposal 3. Abstentions will have the same effect as votes “AGAINST” Proposal 3.

Adjournments

Any meeting of shareholders, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, either in person or by proxy. Notice of adjournment of a shareholders’ meeting to another time or place need not be given, if such time and place are announced at the meeting at which adjournment is taken and the adjourned meeting is held within a reasonable time after the date set for the original meeting. If the adjournment is for more than 60 calendar days from the date set for the original meeting or a new record date is fixed for the adjourned meeting, notice of any such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of the By-Laws of the Fund.

Householding

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct the Fund otherwise. To request a separate copy of any shareholder document, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

Other Matters with Respect to the Meeting

The Fund does not have a formal policy regarding Board member attendance at shareholder meetings.

Shareholder Communications

Shareholders of the Fund who wish to send communications to the Board should send them to the Board c/o Angel Oak Capital Advisors, LLC, 3344 Peachtree Rd. NE, Suite 1725, Atlanta, Georgia 30326.

SHAREHOLDER INFORMATION

As of April 14, 2022, no single shareholder or “group” (as that term is used in Section 13(d) of the Exchange Act) beneficially owned more than 5% of either Fund’s outstanding common shares, except as described in the following tables. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control. A party that controls a Fund may be able to significantly affect the outcome of any item presented to shareholders for approval. This information is based on, among other sources, publicly available Schedule 13D and 13G disclosures filed with the SEC.

The Acquired Fund

Shareholder Name and Address	Class of Shares / Beneficial or Record Owner	Share Holdings		Percentage Owned	Estimated Pro Forma Percentage of Ownership of Combined Fund
Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	Common Shares / Beneficial Owner	360,091	(1)	8.88%	1.69%

(1)	Based on a Schedule 13G filed with the SEC on February 10, 2022.

The Fund

Shareholder Name and Address	Class of Shares / Beneficial or Record Owner	Share Holdings		Percentage Owned	Estimated Pro Forma Percentage of Ownership of Combined Fund
Daniel Asher 111 W. Jackson Boulevard 20th Floor Chicago, IL 60604	Common Shares / Beneficial Owner	1,505,403	(1)	7.41%	6.00%

AFOB FIP MS, LLC 111 W. Jackson Boulevard 20th Floor Chicago, IL 60604	Common Shares / Beneficial Owner	1,029,454	(1)	5.07%	4.10%

Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036	Common Shares / Beneficial Owner	2,041,358	(2)	10.1%	8.14%

(1)	Based on a Schedule 13G/A filed with the SEC on February 26, 2021.
(2)	Based on a Schedule 13G filed with the SEC on February 10, 2022.

Security Ownership of Management

As of April 14, 2022, the officers and trustees of the Acquired Fund, in the aggregate, owned less than 1% of the outstanding shares of the Acquired Fund. As of April 14, 2022, the officers and trustees of the Fund, in the aggregate, owned less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISER, ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

Angel Oak Capital Advisors, LLC, located at 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326, serves as the investment adviser for the Fund. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as administrator, accounting agent and transfer agent to the Fund pursuant to respective agreements.

SHAREHOLDER PROPOSALS

For nominations or other business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary and such other proposed business must otherwise be a proper matter for action by the shareholders. To be timely, a shareholder’s notice shall set forth all information required by the current By-Laws and shall be delivered to the Secretary at the principal executive office of the Fund, 3344 Peachtree Rd. NE, Suite 1725, Atlanta, Georgia 30326, not earlier than the 150th day or later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the date of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than the close of business on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of a postponement or adjournment of an annual meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above. Nominations of individuals for election to the Board of Trustees and the proposal of other business to be considered by the shareholders may be made at an annual meeting of shareholders only (1) pursuant to the Fund’s notice of meeting (or any supplement thereto), (2) by or at the direction of the Board of Trustees or any committee thereof or (3) by any shareholder of the Fund who was a shareholder of record both at the time of giving of notice by the shareholder and at the time of the annual meeting, who is entitled to vote at the meeting in the election of any individual so nominated or on any such other business.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

APPRAISAL RIGHTS

Shareholders of the Fund do not have appraisal rights in connection with the Proposals.

SOLICITATION OF PROXIES

Solicitation of proxies is being made primarily by the mailing of the Notice and Proxy Statement with its enclosures on or about May 27, 2022. Shareholders of the Fund whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of Angel Oak and its affiliates as well as dealers or their representatives may solicit proxies in person or by mail, telephone, telegraph, facsimile or oral communication. The Fund has retained Okapi, a proxy solicitation firm, to assist the solicitation and tabulation of proxies. The cost of Okapi’s services in connection with the proxy is approximately $21,500 and will be borne by the Fund.

OTHER BUSINESS

The Board knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Meeting. The submission of a proposal does not guarantee its inclusion in the proxy statement or presentation at the Meeting unless certain securities law requirements are met.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [ ], 2022, by and between Angel Oak Financial Strategies Income Term Trust, a Delaware statutory trust (the “Acquiring Fund”), and Angel Oak Dynamic Financial Strategies Income Term Trust, a Delaware statutory trust (the “Acquired Fund” and, together with the Acquiring Fund, the “Funds”).

The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for newly issued shares of beneficial interest of the Acquiring Fund, par value of $0.001 per share (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of Liabilities (as defined in paragraph 1.3) of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for all outstanding Acquired Fund Shares (as defined below) and in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund and the Acquired Fund are each registered closed-end management investment companies, and the Acquired Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, both the Acquired Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest; and

WHEREAS, the Board of Trustees of the Acquiring Fund and of the Board of Trustees of the Acquired Fund have authorized and approved the Reorganization; and

WHEREAS, it is intended that, for United States federal income tax purposes, (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) that the Agreement shall constitute a “plan of reorganization” for purposes of the Code;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	THE REORGANIZATION AND FUND TRANSACTIONS

1.1. The Reorganization. Subject to the requisite approvals and other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 2.5), the Acquired Fund shall assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) of the Acquired Fund to the Acquiring Fund, and the Acquiring Fund shall assume the Liabilities (as defined in paragraph 1.3) of the Acquired Fund. In consideration of the foregoing, at the Effective Time, the Acquiring Fund shall issue Acquiring Fund Shares to the Acquired Fund. The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

1.2. Assets of the Acquired Fund. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Effective Time (as defined in paragraph 2.5), books and records of the Acquired Fund, and any other property owned by the Acquired Fund at the Effective Time (collectively, the “Assets”).

1.3. Liabilities of the Acquired Fund. The Acquired Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Effective Time consistent with its obligation to continue its operations and to pursue its investment objective and strategies in accordance with the terms of its prospectus. The Acquiring Fund will assume all accrued and unpaid liabilities of the Acquired Fund set forth in the Acquired Fund’s statement of assets and stated liabilities as of the Effective Time delivered by the Acquired Fund to the Acquiring Fund pursuant to Section 6.2(b) (collectively, the “Liabilities”).

1.4. Distribution of Acquiring Fund Shares. At the Effective Time (or as soon thereafter as is reasonably practicable), the Acquired Fund will distribute the Acquiring Fund Shares received from the Acquiring Fund pursuant to paragraph 1.1 (with cash being distributed in lieu of fractional Acquiring Fund Shares, as set forth in paragraph 2.3), pro rata to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in complete liquidation of the Acquired Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders (together with any cash distributed to Acquired Fund Shareholders in lieu thereof, pursuant to paragraph 2.3) shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) owned by Acquired Fund Shareholders at the Effective Time. All issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue share certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5. Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent (as defined in paragraph 3.3).

1.6. Filing Responsibilities of Acquired Fund. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), the exchange on which the Acquired Fund’s shares are listed, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date (as defined in paragraph 3.1) and such later date as the Acquired Fund’s existence is terminated.

1.7. Transfer Taxes. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

2.	VALUATION

2.1. Net Asset Value per Acquired Fund Share. The net asset value per Acquired Fund Share shall be computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Fund adopted by the Acquiring Fund’s Board of Trustees.

2.2. Net Asset Value per Acquiring Fund Share. The net asset value per Acquiring Fund Share shall be computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Fund adopted by the Acquiring Fund’s Board of Trustees; provided, however, that such computation is consistent with the valuation procedures of the Acquired Fund and in the event of any inconsistency, the parties hereto shall confer and mutually agree on the valuation.

2.3. Calculation of Number of Acquiring Fund Shares. As of the Effective Time, each Acquired Fund Share outstanding immediately prior to the Effective Time shall be converted into Acquiring Fund Shares in an amount equal to the ratio of the net asset value per share of the Acquired Fund determined in accordance with Section 2.1 to the net asset value per share of the Acquiring Fund determined in accordance with Section 2.2. No fractional Acquiring Fund Shares will be distributed unless such shares are to be held in a Dividend Reinvestment Plan account. In the event Acquired Fund Shareholders would be entitled to receive fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will aggregate such fractional shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Acquired Fund Shareholders, and each such Acquired Fund Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Acquired Fund Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Acquired Fund Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4. Determination of Value. All computations of value with respect to both the Acquired Fund and the Acquiring Fund shall be made by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“USBFS”), in its capacity as administrator for the Acquiring Fund and the Acquired Fund, in accordance with the Acquiring Fund’s and the Acquired Fund’s Valuation Policy.

2.5. Effective Time. The Effective Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange) on the Closing Date (as defined in paragraph 3.1) (the “Effective Time”).

3.	CLOSING

3.1. Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of the Acquiring Fund on or about July 29, 2022, immediately after the close of regular trading on the NYSE, or at such other place and/or on such other date as to which the parties may agree (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time.

3.2. Transfer and Delivery of Assets. The Acquired Fund shall direct U.S. Bank National Association (“U.S. Bank” or the “Custodian”), as custodian for the Acquired Fund, to deliver, at the Closing, a certificate of an authorized officer stating that: (i) the Assets were delivered in proper form to the Acquiring Fund at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented to the Custodian in its capacity as custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five (5) business days preceding the Effective Time and shall be transferred and delivered by the Acquired Fund as of the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. U.S Bank, on behalf of the Acquired Fund, shall deliver to U.S. Bank, as custodian of the Acquiring Fund, as of the Effective Time by book entry, in accordance with the customary practices of U.S. Bank and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds at the Effective Time or by such other manner as U.S. Bank, as custodian of the Acquiring Fund, deems appropriate.

3.3. Share Records. The Acquired Fund shall direct U.S. Bank Global Fund Services, in its capacity as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund at the Effective Time, or provide other evidence satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund.

3.4. Postponement of Effective Time. In the event that at the Effective Time, the primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (the “Market”) shall be closed to trading or trading thereupon shall be restricted, or trading or the reporting of trading on such Market or elsewhere shall be disrupted so that, in the mutual judgment of the Board of Trustees of the Acquired Fund and the Board of Trustees of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund, respectively, is impracticable, the Effective Time shall be postponed until the first business day, or other mutually agreed business day, after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1. Representations and Warranties of the Acquired Fund. Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of the Acquired Fund, the Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a) The Acquired Fund is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b) The Acquired Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c) At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof other than such restrictions as might arise under the 1933 Act or as otherwise disclosed to the Acquiring Fund.

(d) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

(e) The shareholder reports, marketing and other related materials of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Delaware law or a material violation of its Declaration of Trust and By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Acquired Fund on or prior to the Effective Time.

(h) Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquired Fund or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquired Fund’s financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at January 31, 2022, have been audited by Cohen & Company, Ltd., independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(j) Since January 31, 2022, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness, except as otherwise disclosed to by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k) At the Effective Time, all material Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) The Acquired Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(m) The Acquired Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Code. For each taxable year since its commencement of operations (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code and has been eligible to and has computed its federal income tax under Section 852 of the Code in respect of each taxable year since its commencement of operations (including the taxable year ending on the closing date) and will continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other material tax liability (including any foreign, state or local tax liability) of the Acquired Fund except as set forth and accrued on the Acquired Fund’s books. The Acquired Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder.

(n) The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest. To the knowledge of its officers, the Acquired Fund has complied with the requirements for collection and maintenance of Forms W-9 and/or Forms W-8 and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder. The Acquired Fund is not under audit and there are no actual or proposed tax deficiencies with respect to the Acquired Fund.

(o) All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares.

(p) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(q) The Information Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, will, at the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (q) shall not apply to statements in or omissions from the Information Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

4.2. Representations and Warranties of the Acquiring Fund. Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of the Acquiring Fund, Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a) The Acquiring Fund is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b) The Acquiring Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act is in full force and effect.

(c) The Acquiring Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(d) At the Effective Time, all material Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted with respect to such returns.

(e) The Acquiring Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Code. For each taxable year since its commencement of operations (including the taxable year ending on the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code and has been eligible to and has computed its federal income tax under Section 852 of the Code and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other material tax liability (including any foreign, state or local tax liability) of the Acquiring Fund except as set forth and accrued on the Acquiring Fund’s books. The Acquiring Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquiring Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder.

(f) The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest. To the knowledge of its officers, the Acquiring Fund has complied with the requirements for collection and maintenance of Forms W-9 and/or Forms W-8 and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder. The Acquiring Fund is not under audit and there are no actual or proposed tax deficiencies with respect to the Acquiring Fund.

(g) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

(h) The shareholder reports, marketing and other related materials of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(i) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Delaware law or a material violation of its Declaration of Trust and By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

(j) Except as otherwise disclosed to and accepted by the Acquired Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of the Acquiring Fund, and, subject to the approval of the shareholders of the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Acquiring Fund and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

(m) The Information Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to the Acquiring Fund, will, at the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (m) shall not apply to statements in or omissions from the Information Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

5.	COVENANTS AND AGREEMENTS

5.1. Conduct of Business. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course consistent with prior practice between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. No Distribution of Acquiring Fund Shares. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3. Information. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4. Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5. Shareholder Meeting. The Acquiring Fund will call a meeting of its shareholders to consider and act upon the issuance of shares in connection with the Reorganization.

5.6. Information Statement/Prospectus. The Acquired Fund will provide the Acquiring Fund with information regarding the Acquired Fund, and the Acquiring Fund will provide the Acquired Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of the Information Statement/Prospectus on Form N-14 (the “Information Statement/Prospectus”) in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

5.7. Liquidating Distribution. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8. Efforts. The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article 6 to effect the transactions contemplated by this Agreement as promptly as reasonably practicable.

5.9. Other Instruments. Each of the Acquired Fund and the Acquiring Fund covenants that it will, from time to time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm: (a) to the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) to the Acquiring Fund, title to and possession of all the Assets and assumption of the Liabilities assumed hereunder and otherwise to carry out the intent and purpose of this Agreement.

5.10. Regulatory Approvals. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.

5.11. Final Tax Distribution. To the extent necessary to avoid entity-level income or excise tax, the Acquired Fund will declare one or more dividends payable prior to the time of Closing to its shareholders.

6.	CONDITIONS PRECEDENT

6.1. Conditions Precedent to Obligations of Acquired Fund. The obligations of the Acquired Fund to complete the transactions provided for herein shall be subject, at the Acquired Fund’s election, to the following conditions:

(a) All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b) The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Effective Time, to the effect that the representations and warranties of the Acquiring Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

(c) The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Effective Time.

(d) The Acquired Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e) The Acquired Fund, shall have received on the Closing Date the opinion of Dechert LLP, counsel to the Acquiring Fund (which may reasonably rely as to matters governed by the laws of the State of Delaware on an opinion of Delaware counsel and/or certificates of officers or Trustees of the Acquiring Fund) dated as of the Closing Date, covering the following points:

(i) The Acquiring Fund is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business, including as a registered investment company, and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted;

(ii) The Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquired Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(iii) The Acquiring Fund Shares to be issued to the Acquired Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and are fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

(iv) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Fund’s Declaration of Trust or its By-Laws or a material violation of any provision of any agreement (known to such counsel) to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to the Acquired Fund, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

(v) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by the Acquiring Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities or blue sky laws (other than those of the State of Delaware);

(vi) The Acquiring Fund is a registered investment company classified as a management company of the closed-end type under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(vii) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.2. Conditions Precedent to Obligations of Acquiring Fund. The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the following conditions:

(a) All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b) The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and known Liabilities, as of the Effective Time, which is prepared in accordance with GAAP and certified by the Principal Financial Officer or Treasurer of the Acquired Fund.

(c) The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of the Acquired Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

(d) The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, on or before the Effective Time.

(e) The Acquired Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(f) The Acquiring Fund, shall have received on the Closing Date the opinion of Dechert LLP, counsel to the Acquired Fund (which may reasonably rely as to matters governed by the laws of the State of Delaware on an opinion of Delaware counsel and/or certificates of officers or Trustees of the Acquired Fund) dated as of the Closing Date, covering the following points:

(i) The Acquired Fund is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business, including as a registered investment company, and the Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted;

(ii) The Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Fund is a valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(iii) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquired Fund’s Declaration of Trust or its By-Laws or a material violation of any provision of any agreement (known to such counsel) to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to the Acquiring Fund, judgment or decree to which the Acquired Fund is a party or by which it is bound;

(iv) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by the Acquired Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities or blue sky laws (other than those of the State of Delaware);

(v) The Acquired Fund is a registered investment company classified as a management company of the closed-end type under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(vi) The outstanding shares of the Acquired Fund are registered under the 1933 Act and its registration is in full force and effect; and

(vii) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.3. Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Acquired Fund or the Acquiring Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a) The Agreement and the transactions contemplated herein shall have been approved by the Board of Trustees of the Acquired Fund and certified copies of the resolutions evidencing such approvals shall have been delivered to the Acquiring Fund.

(b) The Agreement and the transactions contemplated herein shall have been approved by (i) the Board of Trustees of the Acquiring Fund and (ii) the requisite shareholders of the Acquiring Fund, and certified copies of the resolutions evidencing such approvals shall have been delivered to the Acquired Fund.

(c) At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of the Acquired Fund or the Acquiring Fund, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(d) All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the parties to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

(e) U.S. Bank shall have delivered such certificates or other documents as set forth in paragraph 3.2.

(f) The Transfer Agent shall have delivered a certificate of its authorized officer as set forth in paragraph 3.3.

(g) The Acquiring Fund shall have issued and delivered to the Secretary of the Acquired Fund the confirmation as set forth in paragraph 3.3.

(h) Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

(i) The parties hereto shall have received the opinion of the law firm of Dechert LLP (based on certain facts, assumptions and representations), addressed to Acquiring Fund and Acquired Fund, substantially to the effect that, for federal income tax purposes:

(i) The transfer of the Acquired Fund’s Assets in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of stated liabilities of Acquired Fund followed by the distribution by Acquired Fund of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares in liquidation of Acquired Fund pursuant to and in accordance with the terms of this Agreement will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code;

(ii) No gain or loss will be recognized by Acquiring Fund upon the receipt of the Acquired Fund Assets solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the stated liabilities of Acquired Fund;

(iii) No gain or loss will be recognized by Acquired Fund upon the transfer of the Acquired Fund Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of the stated liabilities or upon the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares, except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(iv) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of the Acquired Fund Shares for Acquiring Fund Shares (except with respect to cash received in lieu of fractional shares);

(v) The aggregate tax basis for Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by each such Acquired Fund Shareholder immediately prior to the Reorganization (reduced by any amount of tax basis allocable to fractional shares for which cash is received);

(vi) The holding period of Acquiring Fund Shares to be received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares surrendered in exchange therefor were held (provided such Acquired Fund Shares were held as capital assets on the date of the Reorganization);

(vii) Except for assets which may be marked to market for federal income tax purposes as a consequence of a termination of Acquired Fund’s taxable year, the tax basis of the Acquired Fund Assets acquired by Acquiring Fund will be the same as the tax basis of such assets to Acquired Fund in exchange therefor; and

(viii) The holding period of the Acquired Fund Assets in the hands of Acquiring Fund will include the period during which those assets were held by Acquired Fund (except where the investment activities of Acquiring Fund have the effect of reducing or eliminating such periods with respect to an Acquired Fund Asset).

Notwithstanding anything herein to the contrary, neither the Company, on behalf of Acquiring Fund, nor Acquired Fund, may waive the conditions set forth in this paragraph 6.3(i).

7.	INDEMNIFICATION

7.1. Indemnification by the Acquiring Fund. The Acquiring Fund, solely out of its assets and property, agrees to indemnify and hold harmless the Acquired Fund, and its trustees, officers, employees and agents (the “Acquired Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the Acquiring Fund’s trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquired Fund Indemnified Parties.

7.2. Indemnification by the Acquired Fund. The Acquired Fund, solely out of its assets and property, agrees to indemnify and hold harmless the Acquiring Fund, and its trustees, officers, employees and agents (the “Acquiring Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Fund or the Acquired Fund’s trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Fund Indemnified Parties.

7.3. Liability of the Acquired Fund. The parties understand and agree that the obligations of the Acquired Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of or adviser to the Acquired Fund personally, but bind only the Acquired Fund’s property. Moreover, all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. The parties represent that they each have notice of the provisions of the Declaration of Trust of the Acquired Fund disclaiming such shareholder and trustee liability for acts or obligations of the Acquired Fund.

7.4. Liability of the Acquiring Fund. The parties understand and agree that the obligations of the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of or adviser to the Acquiring Fund personally, but bind only the Acquiring Fund’s property. Moreover, all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The parties represent that they each have notice of the provisions of the Declaration of Trust of the Acquiring Fund disclaiming such shareholder and trustee liability for acts or obligations of the Acquiring Fund.

8.	BROKERAGE FEES AND EXPENSES

8.1. No Broker or Finder Fees. The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein,

8.2. Expenses of Reorganization. The expenses relating to the proposed Reorganization, whether or not consummated, will be borne by the Funds, as agreed to by the Parties. The costs of the Reorganization shall include, but not be limited to: costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing, printing and distributing the Information Statement/Prospectus, proxy solicitation expenses, expenses of holding the shareholder meeting with respect to the Acquiring Fund, and winding down the operations and terminating the existence of the Acquired Fund; expenses of service providers to the Acquired Fund in consummating the Reorganization (such as those charged by the transfer agent, custodian, fund accountant or intermediaries); legal fees of counsel to each of the Acquired Fund and Acquiring Fund, including those incurred in connection with the preparation of legal opinions, and accounting fees with respect to the Reorganization and the Information Statement/Prospectus; all necessary taxes in connection with the delivery of the Assets or otherwise incurred in connection with the Reorganization, including all applicable federal and state stock transfer stamps; and incremental fees or costs incurred by reason of the Reorganization, such as additional costs associated with the preparation and distribution of shareholder reports and other documents to the extent that they are prepared and disseminated separately for the Acquired Fund, but will not include brokerage costs or other transaction costs associated with portfolio adjustments. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

9.	AMENDMENTS AND TERMINATION

9.1. Amendments. This Agreement may be amended, modified or supplemented in a signed writing in such manner as may be deemed necessary or advisable by the authorized officers of each party, on behalf of either the Acquired Fund and the Acquiring Fund; provided, however, that following a meeting of the shareholders of the Acquiring Fund called by the Board of Trustees of the Acquiring Fund pursuant to paragraph 6.3(b) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of the shareholders of the Acquiring Fund or the Acquired Fund Shareholders without the Board of Trustees’ and shareholders’ further approval.

9.2. Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned mutual agreement of the parties, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of the Board of Trustees of the Acquiring Fund and the Board of Trustees of the Acquired Fund, make proceeding with the Agreement inadvisable.

10.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to the Acquired Fund:

Angel Oak Dynamic Financial Strategies Income Term Trust

3344 Peachtree Road NE, Suite 1725

Atlanta, GA 30326

Attention: Dory S. Black, Esq.

If to the Acquiring Fund:

Angel Oak Financial Strategies Income Term Trust

3344 Peachtree Road NE, Suite 1725

Atlanta, GA 30326

Attention: Dory S. Black, Esq.

With copies (which shall not constitute notice) to:

Dechert LLP

1900 K Street NW

Washington, D.C. 20006

Attention: Stephen T. Cohen, Esq.

11.	MISCELLANEOUS

11.1. Entire Agreement. The parties agree that neither party has made any representation, warranty or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2. Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Acquired Fund and Acquiring Fund contained in paragraphs 7.1 and 7.2, shall survive the Closing.

11.3. Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

11.5. Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

11.7. Waiver. At any time before the Closing Date, any of the terms or conditions of this Agreement may be waived by either the Acquired Fund Board or the Acquiring Fund Board (whichever is entitled to the benefit thereof), if, in the judgment of such board after consultation with fund counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the shareholders of their respective fund, on behalf of which such action is taken.

APPENDIX B

FORM OF AMENDED AND RESTATED DECLARATION OF TRUST

of

Angel Oak Financial Strategies Income Term Trust

THIS DECLARATION OF TRUST is made as of the date set forth above by the Trustees of the Trust.

NOW, THEREFORE, in consideration of the foregoing, the Trustees do hereby declare that the Trustee or any successor Trustees will hold IN TRUST all cash, securities, and other assets which the Trust now possesses or may hereafter acquire from time to time in any manner and manage and dispose of the same upon the following terms and conditions for the benefit of the Trust as hereinafter set forth.

ARTICLE I

Name and Definitions

Section 1. Name

This Trust shall be known as “Angel Oak Financial Strategies Income Term Trust,” and the Trustees shall conduct the business of the Trust under that name or any other name or names as they may from time to time determine. Any name change shall become effective upon the execution by a majority of the then Trustees of an instrument setting forth the new name and the filing of a certificate of amendment pursuant to Section 3810(b) of the Delaware Statutory Trust Act (as defined below). Any such instrument shall not require the approval of the Shareholders, but shall have the status of an amendment to this Declaration.

Section 2. Definitions

Whenever used herein, unless otherwise required by the context or specifically provided:

(a) “Administrator” means a party furnishing services to the Trust pursuant to any administration contract described in Article IV, Section 8(a) hereof;

(b) “Board of Trustees” means the board of trustees of the Trust;

(c) “By-Laws” shall mean the By-Laws of the Trust as amended from time to time, which By-Laws are expressly herein incorporated by reference as part of the “governing instrument” within the meaning of the Delaware Act;

(d) “Certificate of Trust” means the certificate of trust filed by the initial Trustee of this Trust on June 14, 2018, in the office of the Secretary of State of the State of Delaware in accordance with the Delaware Act, as it may be amended or restated from time to time;

(e) “Code” means the Internal Revenue Code of 1986 (or any successor statute), as amended from time to time, and the rules and regulations thereunder, as adopted or amended from time to time;

(f) “Commission” shall have the meaning given such term in the 1940 Act;

(g) “Continuing Trustee” shall mean any member of the Board of Trustees who either (a) has been a member of the Board of Trustees for a period of at least thirty-six months (or since the commencement of the Trust’s operation, if less than thirty-six months) or (b) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board of Trustees;

(h) “Declaration” or “Declaration of Trust” mean this Declaration of Trust, as amended, supplemented or amended and restated from time to time;

(i) “Delaware Statutory Trust Act” or “Delaware Act” mean the Delaware Statutory Trust Act, 12 Del. C. §§ 3801 et seq., as amended from time to time;

(j) “Delaware General Corporation Law” means the Delaware General Corporation Law, 8 Del. C. § 100, et seq., as amended from time to time;

(k) “Exchange Act” means the Securities Exchange Act of 1934, as amended;

(l) “Fundamental Policies” shall mean the investment policies and restrictions as set forth from time to time in any Prospectus or contained in any current Registration Statement on Form N-2 of the Trust filed with the Commission and designated as fundamental policies therein, as they may be amended from time to time in accordance with the requirements of the 1940 Act;

(m) “Interested Person” shall have the meaning given it in Section 2(a)(19) of the 1940 Act;

(n) “Investment Adviser” means a party furnishing services to the Trust pursuant to any investment advisory contract described in Article IV, Section 8(a) hereof;

(o) “Majority Shareholder Vote” shall mean a vote of “a majority of the outstanding voting securities” (as such term is defined in the 1940 Act) of the Trust with each class and series of Shares voting together as a single class, except to the extent otherwise required by the 1940 Act or this Declaration with respect to any one or more classes or series of Shares, in which case the applicable proportion of such classes or series of Shares voting as a separate class or series, as the case may be, also will be required;

(p) “Net Asset Value” means the net asset value of each Outstanding Share, determined as provided in Article VI, Section 1 hereof;

(q) “1940 Act” means the Investment Company Act of 1940, as amended from time to time, and the rules and regulations thereunder, as adopted or amended from time to time;

(r) “Outstanding Shares” means Shares shown in the books of the Trust or its transfer agent as then-outstanding;

(s) “Person” means and includes natural persons, corporations, partnerships, limited partnerships, separate accounts, statutory trusts and foreign statutory trusts, trusts, limited liability companies, associations, joint ventures, estates, custodians, nominees and any other individual or entity, whether or not a legal entity, in its own or any representative capacity, and governments and agencies and political subdivisions thereof, in each case whether domestic or foreign;

(t) “President” means the president of the Trust, as may be appointed from time to time in accordance with this Declaration;

(u) “Principal Shareholder” means any corporation, person, entity, or group within the meaning of Rule 13d-5 under the Exchange Act, which is the beneficial owner, directly or indirectly, of more than five percent (5%) of the outstanding shares of the Trust and includes any “affiliate” or “associate,” as those terms are defined in Rule 12b-2 under the Exchange Act, of a Principal Shareholder. For purposes of determining whether a corporation, person, entity or group is a Principal Shareholder, in addition to the Shares which the corporation, person, entity, or group beneficially owns directly, any corporation, person, entity, or group shall be deemed to be the beneficial owner of any Shares of the Trust (1) which it has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise, or (2) which are beneficially owned, directly or indirectly, including Shares deemed owned through application of clause (1) above, by any other corporation, person, entity, or group with which it or its “affiliate” or “associate” has any agreement, arrangement, or understanding for the purpose of acquiring, holding, voting, or disposing of Shares of the Trust, or which is its “affiliate” or “associate,” as so defined. Calculation of the outstanding shares of the Trust shall not include shares deemed owned through application of clause (1) above;

(v) “Principal Underwriter” shall have the meaning given such term in the 1940 Act;

(w) “Registration Statement” shall mean the Trust’s registration statement or statements as filed with the Commission, as from time to time in effect and shall include any prospectus or statement of additional information a part thereof;

(x) “Prospectus” shall mean the Prospectus and Statement of Additional Information of the Trust, if any, as in effect from time to time under the Securities Act;

(y) “Secretary” means the secretary of the Trust, as may be appointed from time to time in accordance with this Declaration;

(z) “Securities Act” shall mean the Securities Act of 1933, as amended;

(aa) “Shareholder” means a record owner of Outstanding Shares;

(bb) “Shares” shall mean the transferable units of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares. In addition, Shares also means any preferred shares or preferred units of beneficial interest which may be issued from time to time, as described herein. All references to Shares shall be deemed to be Shares of any or all series or classes as the context may require;

(cc) “Trust” means the Delaware statutory trust established under the Delaware Act by this Declaration of Trust and the filing of the Certificate of Trust in the Office of the Secretary of State of the State of Delaware;

(dd) “Trust Property” means any and all property, real or personal, tangible or intangible, which is from time to time owned or held by or for the account of the Trust; and

(ee) “Trustees” means the “Person” or “Persons” who have signed this Declaration of Trust and all other Persons who may from time to time be duly elected or appointed and have qualified to serve as Trustees in accordance with the provisions hereof, in each case so long as such Person shall continue in office in accordance with the terms of this Declaration of Trust, and reference herein to a Trustee or the Trustees shall refer to such Person or Persons in his or her or their capacity as Trustees hereunder.

ARTICLE II

Purpose of Trust

The purpose of the Trust is to conduct, operate and carry on the business of a closed-end management investment company registered under the 1940 Act. In furtherance of the foregoing, it shall be the purpose of the Trust to do everything necessary, suitable, convenient or proper for the conduct, promotion and attainment of any businesses and purposes which at any time may be incidental or may appear conducive or expedient for the accomplishment of the business of a management investment company registered under the 1940 Act and which may be engaged in or carried on by a trust organized under the Delaware Act, and in connection therewith the Trust shall have the power and authority to engage in the foregoing and may exercise all of the powers conferred by the laws of the State of Delaware upon a Delaware statutory trust.

ARTICLE III

Shares of Beneficial Interest

Section 1. Beneficial Interest

The beneficial interest in the Trust shall be divided into an unlimited number of transferable shares of beneficial interest, par value $0.001 per share. All Shares issued in accordance with the terms hereof, including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and nonassessable when the consideration determined by the Trustees (if any) therefor shall have been received by the Trust.

Section 2. Other Securities

The Trustees may, subject to the Fundamental Policies and the requirements of the 1940 Act, authorize and issue such other securities of the Trust as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Trustees see fit, including preferred interests, debt securities or other senior securities. To the extent that the Trustees authorize and issue preferred shares of any class or series, they are hereby authorized and empowered to amend or supplement this Declaration as they deem necessary or appropriate in the furtherance of, or related to, the issuance of such preferred shares, including to comply with the requirements of the 1940 Act or requirements imposed by the rating agencies or other Persons, all without the approval of Shareholders. Any such supplement or amendment shall be filed as is necessary. In addition, any such supplement or amendment may set forth the powers, preferences and special privileges of such preferred shares and any such supplement or amendment shall operate either as additions to or modifications of the powers, preferences and special privileges of any such preferred shares under this Declaration. To the extent the provisions set forth in such supplement or amendment conflict with the provisions of this Declaration with respect to any such rights, powers and privileges of the preferred shares, such amendment or supplement shall control. Except as contemplated by the immediately preceding sentence, this Declaration shall control as to the Trust generally and the powers, preferences and special privileges of the other Shareholders of the Trust. The Trustees are also authorized to take such actions and retain such persons as they see fit to offer and sell such securities.

Section 3. Transfer of Shares

Except as otherwise provided by the Trustees, Shares shall be transferable on the records of the Trust only by the record holder thereof or by its agent thereto duly authorized in writing, upon delivery to the Trustees or a transfer agent of the Trust of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters (including compliance with any securities laws and contractual restrictions) as may reasonably be required. Upon such delivery the transfer shall be recorded on the applicable register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereof and neither the Trustees nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the applicable register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or a transfer agent of the Trust, but until such record is made, the Shareholder of record shall be deemed to be the holder of such for all purposes hereof, and neither the Trustees nor any transfer agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

Section 4. Register of Shares

A register shall be kept at the offices of the Trust or any transfer agent duly appointed by the Trustees under the direction of the Trustees which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Separate registers shall be established and maintained for each class or series of Shares. Each such register shall be conclusive as to who are the holders of the Shares of the applicable class or series of Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein provided, until he has given his address to a transfer agent or such other officer or agent of the Trustees as shall keep the register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate fees therefor and rules and regulations as to their use.

Section 5. Transfer Agent and Registrar

The Trustees shall have power to employ a transfer agent or transfer agents, and a registrar or registrars, with respect to the Shares. The transfer agent or transfer agents may keep the applicable register and record therein the original issues and transfers, if any, of the said Shares. Any such transfer agents and/or registrars shall perform the duties usually performed by transfer agents and registrars of certificates of stock in a corporation, as modified by the Trustees.

Section 6. Notices

Any and all notices to which any Shareholder hereunder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his or her last known address as recorded on the applicable register of the Trust.

Section 7. Status of Shares

The Shares shall be personal property giving only the rights in this Declaration specifically set forth. The ownership of the Trust Property of every description and the right to conduct any business herein before described are vested exclusively in the Trust, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights (except as specified in Article III, Section 2 or as specified by the Trustees when creating the Shares, as in preferred shares).

Section 8. Issuance of Shares

The Trustees, in their discretion, may from time to time without vote of the Shareholders issue Shares including preferred shares that may have been established pursuant to Article III, Section 2, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may determine, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interest in such Shares. Issuances and redemptions of Shares may be made in whole Shares and/or 1/1,000ths of a Share or multiples thereof as the Trustees may determine.

Section 9. Limitation of Personal Liability

No Shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any series or class except by reason of their own acts or conduct. Neither the Trust nor the Trustees, nor any officer, employee, or agent of the Trust shall have any power to bind personally any Shareholders, nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay. Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware, to the extent that such limitation of liability is greater than the limitation of liability specifically provided in this Section.

Section 10. Derivative Actions

(a) No person, other than a Trustee, who is not a Shareholder shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Trust. No Shareholder may maintain a derivative action on behalf of the Trust unless holders of at least a majority of the outstanding Shares join in the bringing of such action.

(b) In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Act, a Shareholder may bring a derivative action on behalf of the Trust only if the following conditions are met:

(i) the Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; and a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent trustees” (as that term is defined in the Delaware Act); and

(ii) unless a demand is not required under clause (i) of this paragraph, the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim; and the Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.

Section 11. Direct Actions

To the fullest extent permitted by Delaware law, the Shareholders’ right to bring direct actions against the Trust and/or its Trustees is eliminated, except for a direct action to enforce an individual Shareholder right to vote or a direct action to enforce an individual Shareholder’s rights under Sections 3805(e) or 3819 of the Delaware Statutory Trust Act. To the extent such right cannot be eliminated to this extent as a matter of Delaware law, then the conditions required for the bringing of a derivative action pursuant to Section 10 of the Declaration and Section 3816 of the Delaware Statutory Trust Act shall be equally applicable to bringing a direct action.

Section 12. Indemnification of Shareholders

If any Shareholder or former Shareholder shall be held to be personally liable solely by reason of a claim or demand relating to such Person being or having been a Shareholder, and not because of such Person’s acts or omissions, the Shareholder or former Shareholder (or such Person’s heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such claim or demand. The Trust may, at its option, assume the defense of any such claim made against such Shareholder. The Trust shall not be responsible for satisfying any obligation arising from such a claim that has been settled by the Shareholder without the prior written notice to, and consent of, the Trust.

Section 13. Reports

The Trustees shall cause to be prepared at least annually and more frequently to the extent and in the form required by law, regulation or any exchange on which Shares of the Trust are listed, a report of operations containing a balance sheet and statement of income and undistributed income of the Trust prepared in conformity with generally accepted accounting principles and an opinion of an independent public accountant on such financial statements. Copies of such reports shall be mailed to all Shareholders of record within the time required by the 1940 Act, and in any event within a reasonable period preceding the meeting of Shareholders. The Trustees shall, in addition, furnish to the Shareholders at least semi-annually to the extent required by law, interim reports containing an unaudited balance sheet of the Trust as of the end of such period and an unaudited statement of income and surplus for the period from the beginning of the current fiscal year to the end of such period.

ARTICLE IV

Trustees

Section 1. Number and Qualification

Prior to the date when Shares are first sold pursuant to a public offering, there may be an initial Trustee who shall be the signatory hereto. Thereafter, the number of Trustees shall be determined by a written instrument signed by the sole initial Trustee or a majority of the Trustees then in office, provided that the number of Trustees shall be no less than two or more than ten. No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his or her term. An individual nominated as a Trustee shall not be under legal disability at the time of nomination. Trustees need not own Shares and may succeed themselves in office.

Section 2. Term and Election

Prior to the date when Shares are first sold pursuant to a public offering, the Board of Trustees shall be divided into three classes, designated class I, class II and class III, and the Board of Trustees may from time to time alter the composition of these classes prior to the effectiveness of the initial Registration Statement relating to the Shares under the Securities Act. The Board of Trustees shall continue to be divided into these three classes as long as the Board of Trustees consists of at least three members. Each class shall consist, as nearly as may be possible, of one-third of the total number of Trustees constituting the entire Board of Trustees. Within the limits above specified, the number of the Trustees in each class shall be determined by resolution of the Board of Trustees. The term of office of the first class shall expire on the date of the first annual meeting of Shareholders or special meeting in lieu thereof following the effective date of the Registration Statement relating to the Shares under the Securities Act. The term of office of the second class shall expire on the date of the second annual meeting of Shareholders or special meeting in lieu thereof following the effective date of the initial Registration Statement relating to the Shares under the Securities Act. The term of office of the third class shall expire on the date of the third annual meeting of Shareholders or special meeting in lieu thereof following the effective date of the initial Registration Statement relating to the Shares under the Securities Act. Upon expiration of the term of office of each class as set forth above, the number of Trustees in such class, as determined by the Board of Trustees, shall be elected for a term expiring on the date of the third annual meeting of Shareholders or special meeting in lieu thereof following such expiration to succeed the Trustees whose terms of office expire. After expiration of the term of office specified for a Trustee, the Trustee shall serve for terms of three years or until his or her successor is elected and qualifies. In the event that the Trustees authorize and issue preferred shares of any class or series, the Trustees are hereby authorized and empowered to amend or supplement this Declaration as they deem necessary or appropriate in the furtherance of, or related to, the issuance of such preferred shares, including to modify the structure or makeup of the classes of Trustees or to create a separate class of Trustees to represent the holders of preferred shares, all without Shareholder approval. The Trustees shall be elected at an annual meeting of the Shareholders or special meeting in lieu thereof called for that purpose, except as provided in Section 3 of this Article IV, and each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified. In the event that the Trust does not hold an annual meeting of Shareholders pursuant to Article V, Section 1, the Trustees are hereby authorized and empowered to amend or supplement this Declaration as they deem necessary or appropriate to modify the class structure and terms of office of the Trustees, all without shareholder approval. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, retirement, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office, or removal, of a Trustee.

Section 3. Resignation and Removal

Any of the Trustees may resign their trust (without need for prior or subsequent accounting) by an instrument in writing signed by such Trustee and delivered or mailed to the Trustees or the Chairman, if any, the President or the Secretary and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed from office only for “Cause” (as hereinafter defined) and only (i) by action of at least seventy-five percent (75%) of the outstanding Shares of the classes or series of Shares entitled to vote for the election of such Trustee, and (ii) by written instrument, signed by at least seventy-five percent (75%) of the remaining Trustees, specifying the date when such removal shall become effective. “Cause” for these purposes shall require willful misconduct, dishonesty or fraud on the part of the Trustee in the conduct of his or her office or such Trustee being convicted of a felony. Upon the resignation or removal of a Trustee, each such resigning or removed Trustee shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of such resigning or removed Trustee. Upon the incapacity or death of any Trustee, such Trustee’s legal representative shall execute and deliver on such Trustee’s behalf such documents as the remaining Trustees shall require as provided in the preceding sentence. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following the effective date of his resignation or removal, or any right to damages on account of a removal.

Section 4. Effect of Death, Resignation, etc.. of a Trustee

The death, declination to serve, resignation, retirement, removal or incapacity of one or more Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust. Whenever a vacancy in the Board of Trustees shall occur, the remaining Trustees may fill such vacancy by appointing an individual having the qualifications described in this Article by a written instrument signed by a majority of the Trustees then in office or may leave such vacancy unfilled or may reduce the number of Trustees; provided the aggregate number of Trustees after such reduction shall not be less than the minimum number required by Article IV, Section 1 hereof; provided, further, that if the Shareholders of any class or series of Shares are entitled separately to elect one or more Trustees, a majority of the remaining Trustees or the sole remaining Trustee elected by that class or series may fill any vacancy among the number of Trustees elected by that class or series. Any Trustees appointed to fill a vacancy shall serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies. Any vacancy created by an increase in the number of Trustees may be filled by the appointment of an individual having the qualifications described in this Article made by a written instrument signed by a majority of the Trustees then in office. No vacancy shall operate to annul this Declaration or to revoke any existing agency created pursuant to the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration. In the event of the death, declination, resignation, retirement, removal, or incapacity of all the then Trustees within a short period of time and without the opportunity for at least one Trustee being able to appoint additional Trustees to replace those no longer serving, the Trust’s Investment Adviser is empowered to appoint new Trustees subject to the provisions of Section 16(a) of the 1940 Act.

Section 5. Powers and Duties

(a) General. Except to the extent modified by the terms of this Declaration of Trust, the Trustees shall owe to the Trust and its Shareholders the same fiduciary duties (and only such fiduciary duties) as owed by directors of corporations to such corporations and their stockholders under the Delaware General Corporation Law. The Trustees may perform such acts as in their sole discretion are proper for conducting the business of the Trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of or resort to any court.

Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and the Trustees shall have all powers necessary or convenient to carry out that responsibility, including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may adopt By-Laws not inconsistent with this Declaration of Trust providing for the management of the affairs of the Trust and may amend and repeal such By-Laws to the extent that such By-Laws do not reserve that right to the Shareholders; enlarge or reduce the number of Trustees; elect and remove, with or without cause, such officers and appoint and terminate such agents as they consider appropriate; appoint from their own number and establish and terminate one or more committees, consisting of any number of (or no) Trustees and any number of other individuals, that may exercise the powers and authority of the Board of Trustees to the extent that the Trustees so determine; employ one or more custodians of the assets of the Trust and authorize such custodians to employ sub-custodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; employ an Administrator for the Trust and authorize such Administrator to employ sub-administrators; employ an Investment Adviser to the Trust and authorize such Investment Adviser to employ sub-advisers; retain a transfer agent or a shareholder servicing agent, or both; provide for the issuance and distribution of Shares by the Trust directly or through one or more Principal Underwriters or otherwise; redeem, repurchase and transfer Shares pursuant to applicable law; set record dates for the determination of Shareholders with respect to various matters; declare and pay dividends and distributions to Shareholders; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such Investment Adviser, Administrator, sub-adviser, sub-administrator, custodian, transfer agent, or Principal Underwriter. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees. Unless otherwise specified herein or in the By-Laws or required by law, any action by the Trustees shall be deemed effective if approved or taken by: (1) a majority of the Trustees present at a meeting of Trustees at which a quorum of Trustees is present, within or without the State of Delaware; or (2) by the written consent of a majority of the Trustees then in office, subject to any conditions, requirements, or restrictions contained in the By-Laws.

(b) Legal Title. Legal title to all of the Trust Property shall at all times be vested in the Trust as a separate legal entity, except that the Trustees may cause legal title to any Trust Property to be held by, or in the name of one or more of the Trustees acting for and on behalf of the Trust, or in the name of any person as nominee acting for and on behalf of the Trust. No Shareholder shall be deemed to have a severable ownership interest in any individual asset of the Trust, or any right of partition or possession thereof, but each Shareholder shall have, except as otherwise provided for herein, a proportionate undivided beneficial interest in the Trust. The Trust, or at the determination of the Trustees, one or more of the Trustees or a nominee acting for and on behalf of the Trust, shall be deemed to hold legal title and beneficial ownership of any income earned on securities of the Trust issued by any business entities formed, organized, or existing under the laws of any jurisdiction, including the laws of any foreign country.

In the event that title to any part of the Trust Property is vested in one or more Trustees, the right, title and interest of the Trustees in the Trust Property shall vest automatically in each person who may hereafter become a Trustee upon his due election and qualification. Upon the resignation, removal, death or incapacity of a Trustee he shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. To the extent permitted by law, such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

(c) Without limiting the foregoing, the Trustees shall have the power and authority to cause the Trust (or to act on behalf of the Trust):

(i) To invest and reinvest cash and other property, to hold cash or other property uninvested, and to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, write options on, lend or otherwise deal in or dispose of or enter into contracts for the future acquisition or delivery of securities and other instruments and property of every nature and kind, including, without limitation, shares or interests in open-end or closed-end companies or other pooled investment vehicles, common and preferred stocks, warrants and rights to purchase securities, all types of bonds, debentures, stocks, negotiable or non-negotiable instruments, loans, obligations, participations, other evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers’ acceptances, derivative instruments, and other securities or properties of any kind, issued, created, guaranteed, or sponsored by any and all Persons, including without limitation, states, territories, and possessions of the United States and the District of Columbia and any political subdivision, agency, or instrumentality thereof, and foreign government or any political subdivision of the United States Government or any foreign government, or any international instrumentality, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, or engage in “when issued” or delayed delivery transactions and in all types of financial instruments and hedging and risk management transactions; change the investments of the assets of the Trust; and to exercise any and all rights, powers, and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers, and privileges in respect of any of said instruments;

(ii) To sell, exchange, lend, pledge, mortgage, hypothecate, lease, or write options (including, options on futures contracts) with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust;

(iii) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property and to execute and deliver proxies or powers of attorney to such Person or Persons as the Trustees shall deem proper, granting to such Person or Persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(iv) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(v) To hold any security or property in any form, whether in bearer, unregistered or other negotiable form, or in its own name or in the name of a custodian or sub-custodian or a nominee or nominees or otherwise;

(vi) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer of any security which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;

(vii) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

(viii) To litigate, compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including, but not limited to, claims for taxes;

(ix) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

(x) To borrow funds or other property in the name of the Trust exclusively for Trust purposes and in connection therewith issue notes or other evidence of indebtedness and to mortgage and pledge the Trust Property or any part thereof to secure any or all of such indebtedness;

(xi) To endorse or guarantee the payment of any notes or other obligations of any Person, to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof, and to mortgage and pledge the Trust Property or any part thereof to secure any of or all of such obligations;

(xii) To purchase and pay for entirely out of Trust Property such insurance as the Trustees may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, Investment Advisers, Principal Underwriters, or independent contractors of the Trust, individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, Investment Adviser, Principal Underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such Person against liability;

(xiii) To adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans and trusts, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

(xiv) To operate as and carry out the business of an investment company, and exercise all the powers necessary or appropriate to the conduct of such operations;

(xv) To enter into contracts of any kind and description;

(xvi) To employ as custodian of any assets of the Trust one or more banks, trust companies or companies that are members of a national securities exchange or such other entities as the Commission may permit as custodians of the Trust, subject to any conditions set forth in this Declaration of Trust or in the By-Laws;

(xvii) To employ auditors, counsel or other agents of the Trust, subject to any conditions set forth in this Declaration of Trust or in the By-Laws;

(xviii) To interpret the investment policies, practices, or limitations of the Trust or any class;

(xix) To select brokers, dealers, futures commission merchants, banks or any agents or other entities, as appropriate, with which to effect transactions in securities and other instruments or investments including, but not limited to, stocks, bonds, currencies, futures, forwards, swaps and other instruments including money market instruments;

(xx)    To execute and enter into brokerage contracts, risk disclosure and other agreements reasonable, necessary or convenient in order to transact in the foregoing instruments; and

(xxi) To engage in any other lawful act or activity in which a statutory trust organized under the Delaware Act may engage subject to the requirements of the 1940 Act.

(d) The Trust shall not be limited to investing in obligations maturing before the possible termination of the Trust. The Trust shall not in any way be bound or limited by any present or future law or custom in regard to investment by fiduciaries. The Trust shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder. The Trust may pursue its investment program and any other powers as set forth in this Section 5 of this Article IV either directly or indirectly through one or more subsidiary vehicles at the discretion of the Trustees or by operating in a master feeder structure.

(e) Except as prohibited by applicable law, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any Investment Adviser, Administrator, Principal Underwriter, distributor or transfer agent for the Trust or with any Interested Person of such person. The Trust may employ any such person, or entity in which such person is an Interested Person, as broker, legal counsel, registrar, Investment Adviser, Administrator, Principal Underwriter, distributor, transfer agent, dividend disbursing agent, shareholder servicing agent, custodian or in any other capacity upon customary terms.

Section 6. Expenses of the Trust

Subject to Article IV, Section 5, the Trustees shall have the power and authority to cause the Trust (or to act on behalf of the Trust) to make payments directly or indirectly through contractual arrangements, or to reimburse the Trustees from the Trust Property, for their expenses and disbursements, including, but not limited to, interest charges, taxes, brokerage fees and commissions; expenses of pricing Trust portfolio securities; expenses of sale, addition and reduction of Shares; insurance premiums; applicable fees, interest charges and expenses of third parties, including the Trust’s investment advisers, managers, administrators, distributors, custodians, transfer agents, shareholder servicing agents and fund accountants; fees of pricing, interest, dividend, credit and other reporting services; costs of membership in trade associations; telecommunications expenses; funds transmission expenses; auditing, legal and compliance expenses; costs of forming the Trust and maintaining its existence; costs of preparing and printing the prospectuses, statements of additional information and Shareholder reports of the Trust and delivering them to Shareholders; expenses of meetings of Shareholders and proxy solicitations therefor; costs of maintaining books and accounts; costs of reproduction, stationery and supplies; fees and expenses of the Trustees; compensation of the Trust’s officers and employees and costs of other personnel performing services for the Trust; costs of Trustee meetings; Commission registration fees and related expenses; registration fees and related expenses under state or foreign securities or other laws; and for such non-recurring items as may arise, including litigation to which the Trust (or a Trustee or officer of the Trust acting as such) is a party, and for all losses and liabilities by them incurred in administering the Trust. The Trustees shall have a lien on the assets belonging to the Trust prior to any rights or interests of the Shareholders thereto, for the reimbursement to them of such expenses, disbursements, losses and liabilities. This Article shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

Section 7. Ownership of Assets of the Trust

No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial ownership in the Trust.

Section 8. Service Contracts

(a) Advisory, Management and Administrative Services. Subject to such requirements and restrictions as may be set forth under federal and/or state law or regulation and in the By-Laws, including, without limitation, the requirements of Section 15 of the 1940 Act, the Trustees may, at any time and from time to time, contract for exclusive or non-exclusive advisory, management and/or administrative services for the Trust or for any series or class with any corporation, trust, association, or other Person; and any such contract may contain such other terms as the Trustees may determine, including, without limitation, authority for the Investment Adviser to supervise and direct the investment of all assets held, and to determine from time to time without prior consultation with the Trustees what investments shall be purchased, held, sold, or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust’s investments; authority for the Investment Adviser or Administrator to delegate certain or all of its duties under such contracts to qualified investment advisers and administrators, or such other activities as may specifically be delegated to such party.

(b) Underwriters. The Trustees may retain underwriters and/or placement agents to sell Shares and other securities of the Trust. The Trustees may in their discretion from time to time enter into one or more contracts, providing for the sale of securities of the Trust, whereby the Trust may either agree to sell such securities to the other party to the contract or appoint such other party its sales agent for such securities. In either case, the contract shall be on such terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article IV or the By-Laws; and such contract may also provide for the repurchase or sale of securities of the Trust by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements with registered securities dealers and brokers and servicing and similar agreements with persons who are not registered securities dealers to further the purposes of the distribution or repurchase of the securities of the Trust. Every such contract shall comply with such requirements and restrictions as may be set forth under federal and/or state law or regulation and in the By-Laws, including, without limitation, the requirements of Section 15 of the 1940 Act, and any such contract may contain such other terms as the Trustees may determine.

(c) Custodians. The Trustees shall at all times employ a custodian or custodians meeting the qualifications for custodians for portfolio securities of investment companies contained in the 1940 Act, as custodian with respect to the assets of the Trust. Any custodian shall have authority as agent of the Trust as determined by the custodian agreement or agreements, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the By-Laws of the Trust and the 1940 Act, including without limitation authority:

(i) to hold the securities owned by the Trust and deliver the same upon written order;

(ii) to receive any receipt for any moneys due to the Trust and deposit the same in its own banking department (if a bank) or elsewhere as the Trustees may direct;

(iii) to disburse such funds upon orders or vouchers;

(iv) if authorized by the Trustees, to keep the books and accounts of the Trust and furnish clerical and accounting services; and

(v) if authorized to do so by the Trustees, to compute the net income or net asset value of the Trust;

all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.

The Trustees may also authorize each custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall meet the qualifications for custodians contained in the 1940 Act.

(d) Central Certificate System. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Exchange Act, or such other Person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trust.

(e) Other Entities and Services. Subject to the 1940 Act, the Trustees are further empowered, at any time and from time to time, to contract with any entity to provide such other services to the Trust, as the Trustees determine to be in the best interests of the Trust.

(f) The fact that:

(i) any of the Shareholders, Trustees, or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, investment adviser, administrator, sub-adviser, sub-administrator, principal underwriter, distributor, or affiliate or agent of or for any corporation, trust, association, or other Person, or for any parent or affiliate of any organization with which an advisory, management, or administration contract, or principal underwriter’s or distributor’s contract, or fund accounting, custody, or transfer agent, shareholder servicing agent or other type of service contract may have been or may hereafter be made, or that any such Person, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust; or that

(ii) any corporation, trust, association or other Person with which an advisory, management, or administration contract or Principal Underwriter’s or distributor’s contract, or fund accounting, custody, transfer agent or shareholder servicing agent contract may have been or may hereafter be made also has an advisory, management, or administration contract, or Principal Underwriter’s or distributor’s or other service contract with one or more other corporations, trusts, associations, or other Persons, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same, or create any liability or accountability to the Trust or its Shareholders, provided approval of each such contract is made pursuant to the requirements of the 1940 Act.

Section 9. Trustees and Officers as Shareholders

Any Trustee, officer or agent of the Trust may acquire, own and dispose of Shares to the same extent as if he or she were not a Trustee, officer or agent. The Trustees may issue and sell and cause to be issued and sold Shares to, and redeem such Shares from, any such Person or any firm or company in which such Person is interested, subject only to the general limitations contained herein or in the By-Laws relating to the sale and redemption of such Shares.

ARTICLE V

Shareholders’ Voting Powers and Meetings

Section 1. Meetings of Shareholders

The Trust shall hold annual meetings of the Shareholders to the extent required by the 1940 Act, regulation or the exchange on which Shares of the Trust are listed. A special meeting of Shareholders may be called at any time by a majority of the Trustees or the President and shall be called by any Trustee for any proper purpose upon written request of Shareholders of the Trust holding in the aggregate not less than fifty-one percent (51%) of the outstanding Shares of the Trust or class or series of Shares having voting rights on the matter, such request specifying the purpose or purposes for which such meeting is to be called. Any shareholder meeting, including a special meeting, shall be held within or without the State of Delaware on such day and at such time as the Trustees shall designate.

Section 2. Voting Powers, Meetings, Notice and Record Dates

(a) The Shareholders shall have power to vote only with respect to:

(i) the election or removal of Trustees as provided in Article IV hereof; and

(ii) such additional matters relating to the Trust as may be required by the 1940 Act, this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency), or as the Trustees may consider necessary or desirable.

(b) This Declaration expressly provides that no matter for which voting, consent or other approval is required by the Delaware Statutory Trust Act in the absence of the contrary provision in the Declaration shall require any vote.

(c) Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote.

(d) Except as otherwise provided herein, any matter required to be submitted to Shareholders and affecting one or more classes or series of Shares shall require approval by the required vote of all the affected classes and series of Shares voting together as a single class; provided, however, that as to any matter with respect to which a separate vote of any class or series of Shares is required by the 1940 Act, such requirement as to a separate vote by that class or series of Shares shall apply in addition to a vote of all the affected classes and series voting together as a single class. Shareholders of a particular class or series of Shares shall not be entitled to vote on any matter that affects only one or more other classes or series of Shares.

(e) There shall be no cumulative voting in the election or removal of Trustees.

(f) Shares may be voted in person or by proxy. A proxy may be given in writing. The By-Laws may provide that proxies may also, or may instead, be given by an electronic or telecommunications device or in any other manner. No proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers or employees of the Trust. No proxy shall be valid after the expiration of 11 months from the date thereof, unless otherwise provided in the proxy. Only Shareholders of record shall be entitled to vote. Each full Share shall be entitled to one vote and fractional Shares shall be entitled to a vote of such fraction. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed or authorized by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the charge or management of such Share, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

(g) Notwithstanding anything else contained herein or in the By-Laws, in the event a proposal by anyone other than the officers or Trustees of the Trust is submitted to a vote of the Shareholders of one or more series or classes thereof or of the Trust, or in the event of any proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees of the Trust, Shares may be voted only by written proxy or in person at a meeting and not by electronic or telecommunications device or any other manner, unless otherwise determined by the Trustees.

(h) Until Shares of a class or series are issued, the Trustees may exercise all rights of Shareholders of that class or series and may take any action required by law, this Declaration of Trust or the By-Laws to be taken by the Shareholders with respect to that class or series. Shares held in the treasury shall not confer any voting rights on the Trustees and shall not be entitled to any dividends or other distributions declared with respect to the Shares.

(i) Meetings of the Shareholders shall be called and notice thereof and record dates therefor shall be given and set as provided in the By-Laws.

Section 3. Quorum and Required Vote

(a) Quorum. Except when a larger quorum is required by the 1940 Act, by the By-Laws or by this Declaration of Trust, thirty-three and one-third percent (33-1/3%) of the Shares entitled to vote shall constitute a quorum at a Shareholders’ meeting. When any one or more series (or classes) is to vote separately from any other Shares, thirty-three and one-third percent (33-1/3%) of the Shares of each such series (or class) entitled to vote shall constitute a quorum at a Shareholders’ meeting of that series (or class).

(b) Required Vote – Generally. Except when a greater or lesser vote is required by any provision of this Declaration of Trust, the By-Laws, the 1940 Act, or a resolution of the Trustees, when a quorum is present at any meeting, a majority of the Shares voted shall decide any questions and a vote of the holders of at least a majority of the Shares then entitled to vote in an election of a Trustee shall elect such Trustee, provided that where any provision of law or of this Declaration of Trust requires that the holders of any series shall vote as a series (or that holders of a class shall vote as a class), then a majority of the Shares of that series (or class) voted on the matter (or the holders of at least a majority of the Shares of that series or class then entitled to vote in an election of the Trustee with respect to the election of a Trustee) shall decide that matter insofar as that series (or class) is concerned.

(c) Required Vote – Certain Transactions

(i) Except as otherwise provided in paragraph (c)(ii) of this Section, the affirmative vote or consent of a majority of the entire Board of Trustees and at least seventy-five percent (75%) of the Shares outstanding and entitled to vote thereon shall be necessary to authorize any of the following actions:

(1) The merger, consolidation or share exchange of the Trust, any series or class of Shares of the Trust, or any subsidiary of the Trust with or into any other person or company (including, without limitation, a Shareholder, partnership, corporation, joint venture, statutory or business trust, common law trust or any other business organization) or of any such person or company with or into the Trust or any series or class of Shares.

(2) The issuance or transfer by the Trust or any series or class of Shares (in one or more series of transactions in any twelve-month period) of any securities of the Trust or such series or class to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (x) sales of any securities of the Trust or a series or class in connection with a public offering thereof, (y) issuance of securities of the Trust or a series or class pursuant to a dividend reinvestment plan adopted by the Trustees and (z) issuances of securities of the Trust or a series or class upon the exercise of any stock subscription rights distributed by the Trust or a series or class.

(3) The sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Trust or any series or class of Shares (in one or a series of transactions in any twelve-month period) to or with any person of any assets of the Trust or such series or class having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the Trust or a series or class in the ordinary course of business.

(4) The dissolution, liquidation or termination of the Trust or a series or class of Shares thereof. Upon such authorization, the Trustees shall proceed to wind up the affairs of, and liquidate, the Trust in accordance with Section 3(e) of Article VIII.

(5) The issuance of any securities of the Trust to any Principal Shareholder for cash, except as part of an offering in which the Principal Shareholder has no special right to participate as compared to other holders of the same class of Shares, or investors at large.

(6) Any Shareholder proposal as to specific investment decisions made or to be made with respect to the assets of the Trust or a series or class of Shares.

(ii) Notwithstanding anything to the contrary in paragraph (c)(i) of this Section, so long as each action is approved by both a majority of the entire Board of Trustees and seventy-five percent (75%) of the Continuing Trustees, and so long as all other conditions and requirements, if any, provided for in the By-Laws and applicable law have been satisfied, then no Shareholder vote or consent shall be necessary or required to approve any of the actions listed in paragraph (c) of this Section, except to the extent such Shareholder vote or consent is required by the 1940 Act or other federal law.

Section 4. Record Dates for Dividends and Distributions

For the purpose of determining the Shareholders of any series (or class) who are entitled to receive payment of any dividend or of any other distribution, the Trustees may from time to time fix a date, which shall be before the date for the payment of such dividend or such other payment, as the record date for determining the Shareholders of such series (or class) having the right to receive such dividend or distribution. Without fixing a record date, the Trustees may for distribution purposes close the register or transfer books for one or more series (or classes) at any time prior to the payment of a distribution. Nothing in this Section shall be construed as precluding the Trustees from setting different record dates for different series (or classes).

Section 5. Additional Provisions

The By-Laws may include further provisions for Shareholders, votes and meetings and related matters.

ARTICLE VI

Net Asset Value, Distributions and Redemptions

Section 1. Determination of Net Asset Value, Net Income and Distributions

Subject to applicable law, the Trustees, in their absolute discretion, may prescribe and shall set forth in the By-Laws or in a duly adopted resolution of the Trustees such bases and time for determining the Net Asset Value per Share of any series or class or net income attributable to the Shares of any series or class, or the declaration and payment of dividends and distributions on the Shares of any series or class, as they may deem necessary or desirable. The Trustees shall cause the Net Asset Value of Shares of each series or class to be determined from time to time in a manner consistent with applicable laws and regulations. The Trustees may delegate the power and duty to determine the Net Asset Value per Share to one or more Trustees or officers of the Trust or to a custodian, depository or other agent appointed for such purpose. The Net Asset Value of Shares shall be determined separately for each series or class at such times as may be prescribed by the Trustees or, in the absence of action by the Trustees, as of the close of trading on the New York Stock Exchange on each day for all or part of which such Exchange is open for unrestricted trading.

Section 2. Redemption

(a) The Shares of the Trust are not redeemable by the Shareholders.

(b) The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Code, the 1940 Act or other applicable laws or regulations, or to comply with the requirements of any other taxing or regulatory authority.

(c) If the Trustees shall, at any time and in good faith, determine that direct or indirect ownership of Shares of any series or class thereof has or may become concentrated in any Person to an extent that would disqualify the Trust as a regulated investment company under the Code, then the Trustees shall have the power (but not the obligation), by such means as they deem equitable, to:

(i) call for the redemption by any such Person of a number, or principal amount, of Shares sufficient to maintain or bring the direct or indirect ownership of Shares into conformity with the requirements for such qualification,

(ii) refuse to transfer or issue Shares of any series or class thereof to such Person whose acquisition of the Shares in question would result in such disqualification, or

(iii) take such other actions as they deem necessary and appropriate to avoid such disqualification.

Any such redemption shall be effected at the redemption price and in the manner provided in this Article VI.

(d) The Shareholders shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares and the beneficial owner(s) thereof as the Trustees deem necessary to comply with the provisions of the Code, or to comply with the requirements of any governmental authority or applicable law or regulation.

ARTICLE VII

Compensation, Limitation of Liability and Indemnification

Section 1. Trustee Compensation

The Trustees in such capacity shall be entitled to reasonable compensation from the Trust, and they may fix the amount of such compensation. However, the Trust will not compensate those Trustees who are otherwise compensated by the Investment Adviser, or any sub-adviser under the terms of any contract between the Trust and the Investment Adviser, or any sub-adviser, as applicable. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for such services by the Trust.

Section 2. Limitation of Liability

A Trustee or officer of the Trust, when acting in such capacity, shall not be personally liable, to the fullest extent permitted by law, to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee or officer of the Trust. A Trustee or officer of the Trust shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee or officer, provided that nothing contained herein or in the Delaware Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer hereunder. No Trustee who has been determined to be an “audit committee financial expert” (for purposes of Section 407 of the Sarbanes-Oxley Act of 2002 or any successor provision thereto) by the Board of Trustees shall be subject to any greater liability or duty of care in discharging such Trustee’s duties and responsibilities by virtue of such determination than is any Trustee who has not been so designated.

Section 3. Indemnification

(a) For purposes of this Section 3 and Section 5 of this Article VII and any related provisions of the By-Laws, “Agent” means any Person who is, was or becomes an employee or other agent of the Trust who is not a “Covered Person” (as defined below); “Proceeding” means any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including appeals); and “liabilities” and “expenses” include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.

(b) Subject to the exceptions and limitations contained in this Section, as well as any procedural requirements set forth in the By-Laws:

(i) every person who is, has been, or becomes a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against any and all liabilities and expenses reasonably incurred or paid by them in connection with any Proceeding in which they become involved by virtue of their being or having been such a Trustee or officer, and against amounts paid or incurred by them in the settlement thereof;

(ii) every Person who is, has been, or becomes an Agent of the Trust may, upon due approval of the Trustees (including a majority of the Trustees who are not Interested Persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any Proceeding in which they become involved as a party or otherwise by virtue of their being or having been an Agent, and against amounts paid or incurred by him in the settlement thereof;

(iii) every Person who is serving or has served at the request of the Trust as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (“Other Position”) and who was or is a party or is threatened to be made a party to any Proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, may, upon due approval of the Trustees (including a majority of the Trustees who are not Interested Persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any Proceeding in which they become involved as a party or otherwise by virtue of their being or having held such Other Position, and against amounts paid or incurred by them in the settlement thereof;

(c) Without limitation of the foregoing and subject to the exceptions and limitations set forth in this Section, as well as any procedural requirements set forth in the By-Laws, the Trust shall indemnify each Covered Person who was or is a party or is threatened to be made a party to any Proceeding, by reason of alleged acts or omissions within the scope of their service as a Covered Person, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually incurred by them in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act.

(d) No indemnification shall be provided hereunder to any Person who shall have been adjudicated by a court or body before which the proceeding was brought: (i) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office (collectively, “Disabling Conduct”) or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust.

(e) With respect to any Proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the Proceeding was brought, no indemnification shall be provided to a Trustee, officer, Agent or other Person unless there has been a dismissal of the Proceeding by the court or other body before which it was brought for insufficiency of evidence of any Disabling Conduct with which such Trustee, officer, Agent or other Person has been charged or a determination that such Trustee, officer, Agent or other Person did not engage in Disabling Conduct:

(i) by the court or other body before which the Proceeding was brought;

(ii) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the Proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(f) The Trust’s financial obligations arising from the indemnification provided herein or in the By-Laws: (i) may be insured by policies maintained by the Trust; (ii) shall be severable; (iii) shall not be exclusive of or affect any other rights to which any Person may now or hereafter be entitled; and (iv) shall continue as to a Person who has ceased to be subject to indemnification as provided in this Section as to acts or omissions that occurred while the Person was indemnified as provided herein and shall inure to the benefit of the heirs, executors and administrators of such Person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, may be entitled, and other persons may be entitled by contract or otherwise under law.

(g)    Expenses of a Person entitled to indemnification hereunder in connection with the defense of any Proceeding of the character described in paragraphs (a) and (b) above may be advanced by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 3; provided, however, that either (i) such Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry or full investigation), that there is reason to believe that such Person will be found entitled to indemnification under Section 3.

Section 3. Trustee’s Good Faith Action, Expert Advice, No Bond or Surety

The exercise by the Trustees of their powers and discretion hereunder shall be binding upon everyone interested. A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance (within the meaning of the 1940 Act), willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Section 4. Insurance

The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Person entitled to indemnification from the Trust in connection with any Proceeding in which he or she may become involved by virtue of his or her capacity or former capacity entitling him or her to indemnification hereunder.

Section 5. Employee Benefit Plans

This Article does not apply to any Proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in that Person’s capacity as such, even though that Person may also be an Agent of this Trust. Nothing contained in this Article shall limit any right to indemnification to which such a trustee, investment manager, or other fiduciary may be entitled by contract or otherwise, which shall be enforceable to the extent permitted by law.

ARTICLE VIII

Miscellaneous

Section 1. Liability of Third Persons Dealing with Trustees

No Person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

Section 2. Subsidiaries

Without approval by Shareholders, the Trustees may cause to be organized or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations to take over all of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest and to sell, convey, and transfer all or a portion of the Trust Property to any such corporation, trust, limited liability company, association or organization in exchange for the shares or securities thereof, or otherwise, and to lend money to, subscribe for the shares or securities of and enter into any contracts with any such corporation, trust, limited liability company, partnership, association or organization, or any corporation, partnership, trust, limited liability company, association or organization in which the Trust holds or is about to acquire shares or any other interests.

Section 3. Duration, Term and Termination of the Trust

(a) Duration. Unless (i) earlier dissolved, (ii) the term is extended pursuant to paragraph (c) of this Section or (iii) this Section 3 is amended pursuant to paragraph (d) of this Section, the Trust shall have a limited period of existence and shall dissolve at the close of business on June 30, 2035 (“Termination Date”), or, if applicable, at the close of business on the Extended Termination Date (as defined below).

(b) Termination. After the close of business on the Termination Date, or, if applicable, the Extended Termination Date (as defined below), if the Trust has not been caused to have a perpetual existence pursuant to Section 3(d) of this Article VIII, the Trustees shall proceed to wind up the affairs of, and liquidate, the Trust in accordance with Section 3(e) of this Article VIII.

(c) Extension of Termination Date. Notwithstanding Section 3(a) of this Article VIII, the Trustees may approve an extension of the dissolution date of the Trust to a date after the Termination Date (the “Extended Termination Date”) (i) once for up to one year, and (ii) once for an additional six months, in each case without Shareholder approval, upon (1) the affirmative vote of a majority of the Trustees then in office, and (2) determining that, given prevailing market conditions, it would be in the best interests of the Shareholders to do so.

(d) Eligible Tender Offer. Notwithstanding any other provision in this Declaration or the By-Laws, if the Trust completes an Eligible Tender Offer (as defined below), this Section 3 of Article VIII may be amended by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees, without a vote of the shareholders of the Trust, to eliminate the Termination Date and cause the Trust to have a perpetual existence.

As used in this Section 3 of Article VIII, an “Eligible Tender Offer” is defined as a tender offer by the Trust to purchase 100% of the then outstanding Shares of the Trust at a price equal to the net asset value per Share on the expiration date of the tender offer, which expiration date shall be as of a date within twelve months preceding the Termination Date. Notwithstanding any other provision in this Declaration of Trust to the contrary, the Trust may conduct an Eligible Tender Offer upon the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees, without a vote of the shareholders of the Trust.

(e) Procedure for Winding Up and Liquidating the Trust. After dissolution, the Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up as contemplated by Section 3808(e) of the Delaware Statutory Trust Act. The Trustees may, to the extent they deem appropriate, adopt a plan of liquidation at any time preceding the anticipated dissolution date, which plan of liquidation may set forth the terms and conditions for implementing the dissolution and liquidation of the Trust under this Article VIII. Shareholders of the Trust shall not be entitled to vote on the adoption of any such plan or the dissolution and liquidation of the Trust under this Article VIII except to the extent required by the 1940 Act. Following completion of winding up of its business, the Trustees shall cause a certificate of cancellation of the Certificate of Trust to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee.

Section 4. Conversion

Notwithstanding any other provisions in this Declaration or the By-Laws, the conversion of the Trust or any series of Shares from a “closed-end company” to an “open-end company”, as those terms are defined in Sections 5(a)(2) and 5(a)(1), respectively, of the 1940 Act (as in effect on the date of this Declaration), together with any necessary amendments to this Declaration to permit such a conversion, shall require the affirmative vote or consent of a majority of the Trustees and at least seventy-five percent (75%) of the Shares outstanding and entitled to vote thereon. Any affirmative vote or consent required under this Article VIII, Section 4 shall be in addition to the vote or consent of the Shareholders otherwise required by federal law or by any agreement between the Trust and any national securities exchange.

Section 5. Amendments

(a) Except as specifically provided in this Section 5, the Trustees may, without Shareholder vote, restate, amend, or otherwise supplement this Declaration of Trust. Shareholders shall have the right to vote on:

(i) any amendment that would affect their right to vote granted in Article V, Section 2 hereof;

(ii) any amendment to this Section 5 of Article VIII;

(iii) any amendment that may require their vote under the 1940 Act or by the Trust’s registration statement, as filed with the Commission; and

(iv) any amendment submitted to them for their vote by the Trustees.

(b) No amendment may be made to Article III, Section 9 (regarding shareholder liability), Article IV, Section 2 (regarding Trustees’ terms and election), Article IV, Section 3 (regarding Trustee resignation and removal), Article V, Section 3(c) (supermajority requirements for certain transactions), Article VIII, Section 3 (duration, term and termination of the Trust) (except as provided for in Article VIII, Section 3(d)), Article VIII, Section 4 (conversions) or this Article VIII, Section 5 of this Declaration and no amendment may be made to this Declaration which would change any rights with respect to any Shares of the Trust by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto (except that this provision shall not limit the ability of the Trustees to authorize, and to cause the Trust to issue, other securities pursuant to Article III), except after the approval of at least seventy-five percent (75%) of each class of Shares outstanding and entitled to vote on the matter, unless a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees entitled to vote on the matter approve such amendment, in which case approval by a Majority Shareholder Vote shall be required. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

(c) Any amendment required or permitted to be submitted to the Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more series or classes shall be authorized by a vote of the Shareholders of each series or class affected and no vote of Shareholders of a series or class not affected shall be required. Notwithstanding anything else herein, no amendment hereof shall limit the rights to insurance provided by Article VII, Section 5 hereof with respect to any acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification referenced in Article VII, Section 3 hereof or as provided in the By-Laws with respect to any actions or omissions of Persons covered thereby prior to such amendment. The Trustees may, without Shareholder vote, restate, amend, or otherwise supplement the Certificate of Trust as they deem necessary or desirable.

Section 6. Filing of Copies, References, Headings

The original or a copy of this Declaration of Trust and of each restatement and/or amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such restatements and/or amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this Declaration of Trust or of any such restatements and/or amendments. In this Declaration of Trust and in any such restatements and/or amendments, references to this Declaration of Trust, and all expressions such as “herein,” “hereof,” and “hereunder,” shall be deemed to refer to this Declaration of Trust as amended or affected by any such restatements and/or amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this Declaration of Trust. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. This Declaration of Trust may be executed in any number of counterparts each of which shall be deemed an original.

Section 7. Applicable Law

(a) This Declaration of Trust and the Trust created hereunder are to be governed by and construed and enforced in accordance with, the laws of the State of Delaware. The Trust shall be of the type commonly called a statutory trust, and without limiting the provisions hereof, the Trust specifically reserves the right to exercise any of the powers or privileges afforded to statutory trusts or actions that may be engaged in by statutory trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

(b) Notwithstanding the first sentence of Section 7(a) of this Article VIII, there shall not be applicable to the Trust, the Trustees, or this Declaration of Trust either the provisions of Section 3540 of Title 12 of the Delaware Code or any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts that relate to or regulate: (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges; (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust; (iii) the necessity for obtaining a court or other governmental approval concerning the acquisition, holding or disposition of real or personal property; (iv) fees or other sums applicable to trustees, officers, agents or employees of a trust; (v) the allocation of receipts and expenditures to income or principal; (vi) restrictions or limitations on the permissible nature, amount, or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets; or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers or liabilities or authorities and powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration of Trust.

Section 8. Provisions in Conflict with Law or Regulations

(a) The provisions of this Declaration of Trust are severable, and if the Trustees shall determine, with the advice of counsel, that any such provision is in conflict with the 1940 Act, the regulated investment company provisions of the Code, and the regulations thereunder, the Delaware Act or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

(b) If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

Section 9. Statutory Trust Only

It is the intention of the Trustees to create a statutory trust pursuant to the Delaware Act and to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment, or any form of legal relationship other than a statutory trust pursuant to the Delaware Act. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

Section 10. Writings

Notwithstanding any provision in this Declaration to the contrary, any notice, proxy, vote, consent, instrument or writing of any kind or any signature referenced in, or contemplated by, this Declaration or the By-Laws may, in the sole discretion of the Trustees, be given, granted or otherwise delivered by electronic transmission (within the meaning of the Delaware Act), including via the internet, or in any other manner permitted by applicable law.

Section 11. Exclusive Delaware Jurisdiction

Each Trustee, each officer and each Person legally or beneficially owning a Share or an interest in a Share of the Trust (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the Delaware Act, (i) irrevocably agrees that any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to the Trust, the Delaware Act, this Declaration or the By-Laws (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce (A) the provisions of this Declaration or the By-Laws, or (B) the duties (including fiduciary duties), obligations or liabilities of the Trust to the Shareholders or the Trustees, or of officers or the Trustees to the Trust, to the Shareholders or each other, or (C) the rights or powers of, or restrictions on, the Trust, the officers, the Trustees or the Shareholders, or (D) any provision of the Delaware Act or other laws of the State of Delaware pertaining to trusts made applicable to the Trust pursuant to Section 3809 of the Delaware Act, or (E) any other instrument, document, agreement or certificate contemplated by any provision of the Delaware Act, the Declaration or the By-Laws relating in any way to the Trust (regardless, in each case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds, or (z) are derivative or direct claims)), shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction; (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding; (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper; (iv) expressly waives any requirement for the posting of a bond by a party bringing such claim, suit, action or proceeding; (v) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (v) hereof shall affect or limit any right to serve process in any other manner permitted by law; and (vi) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding. In the event that any claim, suit, action or proceeding (collectively, a “Proceeding”) is commenced outside of the Court of Chancery of the State of Delaware in contravention of this Section 11, all reasonable and documented out of pocket fees, costs and expenses, including reasonable attorneys’ fees and court costs, incurred by the prevailing party in such Proceeding shall be reimbursed by the non-prevailing party. A party shall be deemed to have prevailed in any Proceeding described in the immediately preceding sentence if (i) all of the underlying claims are subsequently withdrawn or voluntarily dismissed and/or (ii) a party prevails, either through dismissal judgment or otherwise by order of the court on all of the underlying claims.

APPENDIX C

AUDIT, FINANCIAL AND ADMINISTRATIVE OVERSIGHT COMMITTEE CHARTER

Purpose

The Audit, Financial and Administrative Oversight Committee (the “Committee”) of the Boards of Trustees (collectively, the “Board”) of Angel Oak Financial Strategies Income Term Trust, Angel Oak Dynamic Financial Strategies Income Term Trust and Angel Oak Credit Opportunities Term Trust (the “Funds”) is established to (i) oversee each Fund’s accounting and financial reporting process; (ii) oversee financial and administrative matters relating to the Funds; (iii) review and respond to reports of “Evidence of a Material Violation” (as such term is defined below) in its capacity as each Fund’s Qualified Legal Compliance Committee; (iv) oversee each Fund’s internal controls and, as appropriate, the internal controls of certain service providers; and (v) oversee the integrity, quality and objectivity of each Fund’s financial statements and the independent audit thereof, including, but not limited to, oversight of the independent auditor’s qualifications and independence.

Each Fund’s management has the responsibility to prepare the Fund’s financial statements and to establish and maintain appropriate accounting and other controls and procedures. Each Fund’s independent registered public accounting firm has the responsibility to plan and conduct an annual audit of the Fund’s financial statements and a review of internal controls, in accordance with generally accepted auditing standards. The Committee assists the full Board in the oversight of: (i) the integrity of each Fund’s financial statements; (ii) each Fund’s compliance with legal and regulatory requirements; and (iii) the qualifications, independence and performance of each Fund’s independent auditors.

Each Fund’s management regularly provides certain financial and administrative reports relating to the Fund. The Committee also assists the Board in overseeing the review of those reports and discussing with each Fund’s management financial and administrative matters relating to the Fund.

Reporting Evidence of a Material Violation is required under the Standards of Professional Conduct for Attorneys adopted by the U.S. Securities and Exchange Commission (the “SEC”) under the Sarbanes- Oxley Act (the “Standards”). Under the Standards, if an attorney appearing and practicing before the SEC in the representation of an issuer becomes aware of Evidence of a Material Violation by the issuer or by any officer, director, employee, or agent of the issuer, the Standards provide for the attorney to report such evidence to the issuer’s qualified legal compliance committee forthwith.

Composition

The Committee shall be composed of at least three board members and exclusively Independent Trustees, at least one of whom may be considered an “Audit Committee Financial Expert” as that term may be defined pursuant to SEC rule or regulation from time to time. Additionally, each member of the Committee shall have the additional qualifications indicated below.

Committee members shall hold their offices until their successors are appointed and qualified, or until their earlier resignation or removal by the Board.

The members of the Committee shall select from their number a chairperson to oversee the Committee’s functions and operations.

Qualifications of Committee Members

1. Members of the Committee must be members of the Board, may not be officers of the Funds and should be free of any relationships that would interfere with the exercise of independent judgment.

2. Each member of the Committee must be financially literate, or become financially literate within a reasonable period of time after his or her appointment to the Committee, as such qualification is interpreted by the Board in its business judgment. At least one member of the Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. Any member identified as an “audit committee financial expert” pursuant to Item 407(d)(5) of Regulation S-K or Item 3 of Form N-CSR may be deemed to have accounting or related financial management expertise.

3. Unless exempted by an order of the SEC, each member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board or any other committee of the Board, directly or indirectly, accept any consulting, advisory or other compensatory fee from the Funds.

4. If at least one member of the Committee is not a “financial expert” (as that term is defined in the rules and regulations of the SEC), each Fund’s periodic reports shall disclose the reason why.

Definitions

1. Appearing and Practicing Before the SEC in the Representation of an Issuer: Attorneys “appearing and practicing” before the SEC in the representation of an issuer with which the attorney has an attorney-client relationship are subject to the Standards. “Appearing and practicing” covers a wide range of attorney conduct, including:

•	transacting any business or communicating with the SEC;

•

providing advice on federal securities laws regarding any document that the attorney has notice will be filed with or submitted to the SEC, including providing advice regarding the preparation of, or assisting in the preparation of, any such document;

•	advising the Funds as to whether information or a statement, opinion, or other writing is required under federal law to be filed with or submitted to the SEC (or incorporated into a filing);

•	representing the Funds in an SEC administrative proceeding or in connection with any SEC investigation, inquiry, information request, or subpoena.

2. Evidence of a Material Violation: Credible evidence upon which it would be unreasonable, under the circumstances, for a prudent and competent attorney not to conclude that it is reasonably likely that a Material Violation has occurred, is ongoing, or is about to occur. For the purposes of this definition, the SEC has defined “reasonably likely” as “more than a mere possibility” of a Material Violation — but it need not rise to the level of “more likely than not.”

3. Material Violation: A material violation of an applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law. “Material” refers to conduct or information about which a reasonable investor in the Funds would want to be informed before making an investment decision.

Duties and Responsibilities

The duties and responsibilities of the Committee shall be as follows:

Audit Related Activities

•	Recommend to the Board the selection, retention or termination of an independent registered public accounting firm.

•	Evaluate the independence of each Fund’s independent auditor, and obtain and review the auditor’s disclosures and representations with respect to its independence.

•

As part of its evaluation of the independence of each Fund’s independent auditor, review (i) the fees paid to the Fund’s independent auditor by the Fund’s investment adviser and its affiliates for audit and non-audit services, and (ii) the hiring of employees or former employees of the Fund’s independent auditor by the Fund’s manager and its affiliates.

•

Review the scope of the proposed audit each year, the audit procedures to be utilized and the proposed audit fees. At the conclusion of such audit, the Committee will review the results of such audit with the independent auditors, including any comments or recommendations.

•	Consider the effect upon each Fund of any changes in accounting principles or practices proposed by management or the auditors.

•

Discuss any matters of concern relating to each Fund’s financial statements, including any adjustments to such statements recommended by the auditor, or other results of said audit(s), including matters required to be discussed by applicable auditing standards, and the management’s response to such matters;

•	Oversee the work of each Fund’s independent auditor, and resolve disagreements, if any, between the independent auditor and management regarding financial reporting.

•

Review with each Fund’s independent auditor and with management the adequacy and effectiveness of internal controls and procedures (including those relating to valuation of portfolio securities) and consider any comments, recommendations or findings with respect to these controls and procedures, whether of the Fund or its principal service providers.

•

Obtain and review periodically information provided by each Fund’s independent auditor concerning the audit firm’s quality control procedures, material issues raised by any review of such procedures, and any steps taken to deal with such issues.

•	Discuss each Fund’s audited annual financial statements and unaudited semi-annual financial statements, including the Fund’s disclosure of management’s discussion of Fund performance.

•	Review and approve the fees charged by the auditors for audit and non-audit services.

•	Investigate improprieties or suspected improprieties in Fund operations that are brought to the Committee’s attention.

•	Report its activities to the full Board on a regular basis.

•	Select, recommend and engage a new independent auditor, should it prove necessary, subject to ratification by the Board and shareholder approval, if required.

•

Pre-approve all auditing services and permissible non-auditing services to be provided to each Fund by the auditor and pre-approve the auditor’s engagement for non-audit services to the investment adviser and its control affiliates where such services relate directly to the operations and financial reporting of the Fund.

•	Review and evaluate the lead audit partner and assure regular rotation of the lead audit partner as required by law.

•

Review with the Board, on a periodic basis, the Committee members’ education and experience so that the Board can make the determination, in compliance with its obligations under the federal securities laws, as to whether or not any of the Committee members may be considered to be an “audit committee financial expert” as that term may be defined pursuant to SEC rule or regulation from time to time.

•	Consider such other matters as it may deem appropriate in carrying out the above responsibilities and any other matters that may be assigned to it by the Board.

Financial and Administrative Oversight

•

Receive financial and administrative reports from each Fund’s Treasurer or other persons deemed appropriate by the Committee with such frequency and in such forms as determined by the Committee from time to time;

•	Review each Fund’s proposed dividend distributions and recommend approval of such distributions by the Board.

Other

•

Make a report as required by Item 407(d) of Regulation S-K indicating whether the Committee: (i) reviewed and discussed the financial statements with management; (ii) discussed with the independent auditor the matters required by applicable auditing standards; and (iii) received the written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Committee concerning independence, and discussed with the independent auditor their independence. The Committee’s report should also indicate whether the Committee, based on its review and its discussions with management and the independent auditor, recommends to the Board that the financial statements be included in the Fund’s annual report for the last fiscal year.

•

Conduct, on an annual basis, a self-evaluation to review fulfillment of its mission and responsibilities, and to consider any existing deficiencies or possible improvements in the Committee’s operations.

•

Develop, establish and periodically review procedures for: (i) the receipt, retention and treatment of complaints received by each Fund from any source regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of each Fund or its service providers of concerns regarding questionable accounting or auditing matters related to the Fund.

•

Have the resources and authority appropriate to discharge its responsibilities, including authority to: (i) engage legal counsel and to retain experts or other persons with specific competence at the expense of each Fund; (ii) compensate any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for each Fund; and (iii) determine and request appropriate funding from each Fund to cover the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

•	Set hiring policies for employment by each Fund or its investment adviser of any employees or former employees of the Fund’s independent auditor.

•

Discuss policies with respect to risk assessment and risk management, including (i) a discussion of each Fund’s guidelines and policies to govern the process by which Fund management assesses and manages the Fund’s exposure to risk; (ii) a discussion of each Fund’s major financial risk exposures and the steps Fund management has taken to monitor and control such exposures; and (iii) a general review of the processes which Fund management have in place to manage and assess risk, in coordination with the Valuation and Risk Oversight Committee of the Board, if any.

•	Discuss, to the extent applicable, any press release containing earnings or financial information or any such information provided to the public or analysts and rating agencies.

Qualified Legal Compliance Committee

In its capacity as the Fund’s Qualified Legal Compliance Committee, the duties and responsibilities of the Committee shall be as follows:

•	Receive, consider and formulate appropriate responses to a report of Evidence of a Material Violation.

•

Investigate any Evidence of a Material Violation brought to its attention with full access to all books, records, facilities and personnel of the Trusts and the power to retain outside counsel, auditors or other experts for this purpose.

Authority

The Committee shall have unrestricted access to the Trustees of the Funds, the independent auditors, and the executive and financial management of the Funds.

The Committee shall have the resources and authority appropriate to discharge its responsibilities (including those in its capacity as each Fund’s Qualified Legal Compliance Committee), including the authority to retain at the Fund’s expense and receive the advice and assistance of such legal, accounting, and other experts as it may deem necessary in connection with its work.

Process

The Committee shall meet on a regular basis, but not less than annually. Special meetings shall be called as circumstances require. Minutes of all meetings of the Committee shall be maintained and shall be submitted to the Board.

All meetings of the Committee shall be called by the chairperson of the Committee or by the Chairperson of the Board. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Except as otherwise require by statute or regulation, the action of the Committee at a meeting at which a quorum is present hall be the act of the Committee.

The Committee may meet telephonically or by video conference, and it may act by the unanimous written consent of its members.

In acting as each Fund’s Qualified Legal Compliance Committee, the Committee shall act pursuant to the following procedures:

The Committee shall instruct all attorneys appearing and practicing before the SEC in representation of each Fund to report to the Committee Evidence of a Material Violation involving the Fund.

Upon receipt of such a report, the Committee shall document its receipt of the report, and shall inform each Fund’s principal executive officer that it has received a report. Any such documentation shall remain confidential and be maintained in a secure location, with access available exclusively to Committee members.

The Committee shall meet promptly after the receipt of a report to begin an inquiry into the matters described in the report and to determine whether the Material Violation described in the report has occurred, is ongoing or is about to occur. The Committee shall take appropriate steps to examine the evidence presented and conduct a preliminary review of the evidence.

If the Committee determines an investigation is necessary or appropriate, it shall: (a) notify the Board; (b) initiate an investigation, which can be conducted by outside attorneys; and (c) retain experts if necessary.

At the conclusion of an investigation, the Committee shall: (a) inform each Fund’s principal executive officer and the Board of the results of the investigation; and (b) recommend, by majority vote, that each Fund implement an appropriate response to the Material Violation. An appropriate response may include appropriate steps or sanctions to stop any Material Violations that are ongoing, to prevent any Material Violations yet to occur, and to remedy or otherwise appropriately address any Material Violations that have already occurred and to minimize the likelihood of their recurrence.

If it is determined that no Material Violation has occurred, is ongoing or is about to occur, or that an attorney may assert a colorable defense in behalf of the subject of the Committee’s inquiry in any investigation or judicial or administrative proceeding relating to the Material Violation, the Committee shall terminate its investigation and notify the principal executive officer of its determination. The results of any investigation shall be documented and maintained along with the documentation of the receipt of the report.

The Committee shall have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the SEC if a Fund materially fails to implement an appropriate response that the Committee has recommended the Fund take.

Committee Charter

The Committee shall review this Charter at least annually and recommend any changes deemed necessary or advisable as circumstances warrant.

The Charter, including any amendments thereto, shall be maintained with the records of the Funds.

Resources

The Funds must provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of:

•	compensation to any outside counsel, auditor and/or other experts engaged for the purpose of investigating any Evidence of Material Violation; and

•	ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

APPENDIX D

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Purpose

The Nominating and Governance Committee (the “Committee”) of the Boards of Trustees (collectively, the “Board”) of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund, Angel Oak Financial Strategies Income Term Trust, Angel Oak Dynamic Financial Strategies Income Term Trust and Angel Oak Credit Opportunities Term Trust (each, a “Trust” and together, the “Trusts”) is established to oversee each Trust’s nomination process and its fund governance matters. The Committee shall assist the full Board in connection with: (1) matters relating to the composition of the Board and the identification and selection of nominees for membership on the Board; and (2) matters relating to the governance process of each Trust.

Composition

The Committee shall be composed exclusively of the Independent Trustees of each Trust.

Committee members shall hold their offices until their successors are appointed and qualified, or until their earlier resignation or removal by the Board.

Management of each Trust, while not having representatives on the Committee, will nonetheless be expected to have a role in the nominating process by identifying and recommending potential candidates to the Committee for consideration.

Board Nominations and Functions

1.

The Committee shall recommend nominees to the full Board for election to the Board. The Committee shall evaluate each candidate’s qualifications for Board membership and with respect to Independent Trustee nominees, the Committee shall evaluate their independence from each Trust’s manager and other principal service providers. In determining a nominee’s qualifications for Board membership, the Committee shall take into consideration those characteristics and attributes that the Committee members identify as being necessary and suitable for a member of each Trust’s Board.

2.	The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

3.	The Committee shall review Trustee compensation on an as-needed basis and shall recommend any appropriate changes to the full Board.

Factors to be Considered in Connection with the Evaluation of Board Candidates

1.

When assessing a candidate’s qualifications and fitness for service on the Board, the Committee shall consider, among other things, the Board’s commitments to diversity and inclusiveness and best governance practices. Such factors may include, but are not necessarily limited to, a candidate’s skills, relevant professional and industry experience, demonstrated commitment to integrity and ethical business practices, gender, race, ethnicity, national origin, sexual orientation, veteran status and such other relevant attributes that the members of the Committee, in the exercise of their reasonable business judgment, consider important in order to achieve a diverse, inclusive and effective Board.

2.

The Committee shall also ensure that the Board is in compliance with all federal, state and local regulatory requirements regarding the composition of the Board that are or may become applicable to the Trusts.

D-1

Corporate Governance Oversight and Functions

1.	The Committee shall oversee each Trust’s policies and procedures regarding compliance with corporate governance matters.

2.	The Committee shall periodically review the Board governance procedures of each Trust and shall recommend any appropriate changes to the full Board.

3.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts at the expense of the Trusts in connection with carrying out its duties.

Authority

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts at the expense of the Trusts in connection with carrying out its duties.

Process

The Committee shall meet with such frequency and at such intervals as it determines are necessary to fulfill its duties and responsibilities, but not less than annually. Special meetings may be called as circumstances require.

All meetings of the Committee shall be called by the chairperson of the Committee or by the chairperson of the Board. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Except as otherwise required by statute or regulation, the action of the Committee at a meeting at which a quorum is present shall be the act of the Committee.

The Committee may meet telephonically or by video conference, and it may act by the unanimous written consent of its members.

The Committee shall keep minutes of each meeting and it shall distribute them to all members of the Committee for review and approval. Approved Committee minutes shall be submitted to the Board of the Trusts.

Committee Charter

The Committee shall review this Charter at least annually and recommend any changes deemed necessary or advisable as circumstances warrant.

The Charter, including any amendments thereto, shall be maintained with the records of the Trusts.

D-2

PROXY

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 30, 2022

145 W 57th STREET, 19th FLOOR, NEW YORK, NY 10019

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

The undersigned hereby appoints Dory S. Black and John Hsu as Proxy of the undersigned, with full power of substitution, and hereby authorizes each of them to vote on behalf of the undersigned all shares of Angel Oak Financial Strategies Income Term Trust (the “Fund”) listed on the following page that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at 1:00 pm Eastern time, on June 30, 2022 at the offices of Angel Oak Capital Advisors, LLC, located at 145 W 57th Street, 19th Floor, New York, NY 10019 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This Proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this Proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any Proxy previously granted specifically in connection with the voting of the shares subject hereto. This Proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

This Proxy is solicited on behalf of the Fund and Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the Proposals. In his/her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

SHARES:

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. When signing in a fiduciary capacity, such as by attorney, executor, administrator, trustee or guardian, etc., please give full title. Corporate and partnership proxies should be signed by an authorized person. By signing this proxy card, receipt of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement is acknowledged.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSALS LISTED BELOW

	FOR	AGAINST	ABSTAIN

1.  To approve the issuance of additional common shares of beneficial interest of the Fund in connection with the reorganization of Angel Oak Dynamic Financial Strategies Income Term Trust, another closed-end fund, with and into the Fund.

	☐	☐	☐

2. To amend the Fund’s Declaration of Trust to extend the termination date of the Fund from May 31, 2031, to June 30, 2035.	☐	☐	☐

3. To elect two Class II Trustees to the Board of Trustees of the Fund.

● Andrea N. Mullins	☐	☐	☐

● Keith M. Schappert	☐	☐	☐

To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes

You may have received more than one proxy card due to multiple investments in the Fund.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2022

THE PROXY STATEMENT AND THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: HTTP://WWW.OKAPIVOTE.COM/ANGELOAK

THANK YOU FOR VOTING